                                                         Securities Act File No.

     As filed with the Securities and Exchange Commission on January 27, 2003
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                           Pre-Effective Amendment No. [ ]
                          Post-Effective Amendment No. [ ]

                      AEGON/TRANSAMERICA SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 851-9777
                  (Registrant's Area Code and Telephone Number)

                              John K. Carter, Esq.
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing shall hereafter become effective on [February 28, 2003]
pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Pursuant to Rule 429 under the Securities Act of 1933, this registration statement relates to shares of beneficial interest previously registered on Form N-1A (File No. 033-00507).

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              Gabelli Global Growth

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 (800) 851-9777

                                                                    (Date), 2003
Dear Policyowner:

AEGON/Transamerica Series Fund, Inc. ("ATSF") consists of several investment portfolios ("funds"). Shares of the funds are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner," collectively, "Policyowners") of variable annuity contracts and variable life policies (collectively, the "Policies"). As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), AUSA Life Insurance Company ("AUSA"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transmerica"), Peoples Benefit Life Insurance Company ("Peoples") and Transamerica Life Insurance and Annuity Company (Transamerica Life & Annuity) (collectively, the "Insurance Companies") are the only shareholders of the investment funds offered by ATSF. ATSF has agreed to solicit voting instructions from Policyowners invested in Gabelli Global Growth (the "Acquired Fund") in conjunction with a reorganization of that fund into American Century International ("Acquiring Fund").

WRL, AUSA, TOLIC, Transamerica and Peoples are the only Insurance Companies that offer Acquired Fund in their respective products. You have received this Proxy/Prospectus Statement because you have a variable life insurance policy or a variable annuity contract (either of which is referred to as a "Policy") of one of these Insurance Companies and you are invested in Acquired Fund.

As such owner, you have the right to give voting instructions on certain shares of Acquired Fund that are attributable to your Policy, if your voting instructions are properly submitted and received prior to the special meeting of shareholders of Acquired Fund ("Special Meeting"), to be held at 2:00 p.m., local time, on April 16, 2003, at the offices of ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Accordingly, you are being asked to provide voting instructions regarding the proposal to shareholders to approve or disapprove the Reorganization. The Prospectus/Proxy Statement should be read carefully and retained for future reference as it sets forth information about Acquiring Fund and Acquired Fund that you should know before providing instructions.

The Board of Directors of ATSF has approved a reorganization of Acquired Fund into Acquiring Fund. AEGON/Transamerica Fund Advisers, Inc. ("ATFA") serves as investment adviser to both funds. Gabelli Asset Management Company ("Gabelli") serves as sub-adviser to Acquired Fund and American Century Investment Management, Inc. ("American Century") serves as sub-adviser to Acquiring Fund. Acquired Fund has investment objectives and policies that are similar in many respects to those of Acquiring Fund. As a result of economies of scale, the Reorganization is expected to result in operating expenses that are lower for Policyowners.

The Board of Directors recommends that Acquired Fund's shareholders vote "FOR" the proposal.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                         Sincerely,

                                         Brian C. Scott
                                         President and Chief Executive Officer

                  AEGON/Transamerica Series Fund, Inc. ("ATSF")
                              Gabelli Global Growth
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                 (800) 851-9777
                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF ATSF
                          TO BE HELD ON APRIL 16, 2003




A special meeting of shareholders of ATSF Gabelli Global Growth will be held on April 16, 2003 at 2:00 p.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, (the "Special Meeting"). The purposes of the Special Meeting are as follows:


1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Gabelli Global Growth (the "Acquired Fund") by American Century International (the "Acquiring Fund") solely in exchange for shares of Acquiring Fund, followed by the complete liquidation of Acquired Fund; and

2. To transact such other business as may properly come before the Special Meeting of shareholders or any adjournments thereof.

Policyowners of record at the close of business on January 28, 2003 are entitled to notice of, and to provide voting instructions at, the Special Meeting. Please read the accompanying Proxy Statement/Prospectus carefully. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTION FORM OR SUBMIT YOUR INSTRUCTIONS BY TELEPHONE, FACSIMILE OR INTERNET so that a quorum will be present. If you are present at the meeting, you may change your instructions, if so desired, at that time.

                                   By Order of the Board of Directors

                                   John K. Carter
                                   Vice President, Secretary and General Counsel

February __, 2003

                                TABLE OF CONTENTS

Introduction
Information About Acquiring Fund
Performance of Acquiring Fund
Fees and Expenses
Summary
Comparison of Investment Objectives and Strategies
Comparison of Fees and Expenses
Management Fees
Administration Fees
Distribution and Service Fees
Expense Limitation Arrangements
Purchase and Redemption Information
Federal Income Tax Consequences of the Reorganization
Principal Risks of Investing in Acquiring Fund
Relative Performance
Comparisons of Investment Techniques and Risks of the Funds
The Proposed Reorganization
Additional Information About the Reorganization
The Reorganization
Reasons for the Reorganization
Board Consideration
Capitalization
Tax Considerations
Expenses of the Reorganization
Additional Information About Acquiring Fund
Investment Adviser
Investment Personnel
Additional Information About the Funds
Form of Organization
Distributor
Dividends and Other Distributions
General Information About the Proxy Statement
Voting Instructions
Solicitation of Voting Instructions
Other Matters to Come Before the Meeting
Reports to Policyowners
More Information Regarding the Funds
Appendix A
Appendix B

                           PROXY STATEMENT/PROSPECTUS

                      AEGON/TRANSAMERICA SERIES FUND, INC.
                              GABELLI GLOBAL GROWTH

                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 (800) 851-9777

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 APRIL 16, 2003

                              GABELLI GLOBAL GROWTH
                       RELATING TO THE REORGANIZATION INTO
           AMERICAN CENTURY INTERNATIONAL (COLLECTIVELY, THE "FUNDS")

INTRODUCTION

This Proxy Statement/Prospectus provides you with information about the proposed transaction. The transaction involves the transfer of all of the assets and liabilities of Gabelli Global Growth (the "Acquired Fund") to American Century International (the "Acquiring Fund") solely in exchange for shares of Acquiring Fund (the "Reorganization"). Acquired Fund would then distribute to you units of Acquiring Fund. The result will be a liquidation of Acquired Fund. You will receive units of Acquiring Fund having an aggregate value equal to the aggregate cash value of the units of Acquired Fund held by you as of the close of business on the business day preceding the closing of the Reorganization. You are being asked to vote on an Agreement and Plan of Reorganization through which this transaction will be accomplished.

Because you, as a Policyowner invested in Acquired Fund, are being asked to provide instructions to approve the Reorganization that will result in your holding units of Acquiring Fund, this Proxy Statement also serves as a Prospectus for Acquiring Fund. The Reorganization will allow you to participate in a Fund with similar investment objectives and strategies. Acquiring Fund seeks capital growth; Acquired Fund seeks appreciation of capital.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about Acquiring Fund that you should know before investing. A Statement of Additional Information ("SAI") dated __________, containing additional information about the Reorganization has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Funds, see the ATSF Prospectus and SAI dated May 1, 2002, which are incorporated herein by reference and may be obtained, without charge, by calling (800) 851-9777. Each of the Funds also provides periodic reports to its Policyowners, which highlight certain important information about the Funds, including investment results and financial information. The Annual and Semi-Annual Reports for the Funds dated December 31, 2001and June 30, 2002, respectively, are incorporated herein by reference.

POLICYOWNERS RIGHT TO INSTRUCT SHAREHOLDERS

Shares of Acquired Fund and Acquiring Fund are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners (each a "Policyowner" or collectively "Policyowners") of variable annuity contracts and variable life insurance policies. As such, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Occidental Life Insurance Company ("TOLIC"), Transamerica Life Insurance Company ("Transamerica"), Peoples Benefit Life Insurance Company ("Peoples"), AUSA Life Insurance Company ("AUSA") and Transamerica Life Insurance and Annuity Company ("Transamerica Life & Annuity"), (collectively, the "Insurance Companies") are the only shareholders of the investment options of ATSF. WRL, TOLIC, Transamerica, Peoples and AUSA own all of the shares of Acquired Fund. ATSF has agreed to solicit voting instructions from the Policyowners, upon which instructions it will vote the shares of Acquired Fund at the Special Meeting on April 16, 2003, and any adjournment(s) thereof. ATSF will mail a copy of this Proxy Statement/Prospectus to each Policyowner of record as of January 28, 2003. The number of shares in Acquired Fund for which a Policyowner may give instructions is determined to equal the number of units based on cash value for that Fund in the Policyowner's respective Policy. Fractional shares will be counted.

Based upon this "cash value" attributable to Acquired Fund as of January 28, 2003, Policyowners are entitled to an aggregate of votes with respect to Acquired Fund as follows:

          OUTSTANDING SHARES OWNED BY THE ACCOUNT:
                                                               -----------------

          AGGREGATE VOTE BASED ON CASH VALUE OR POLICY VALUE:
                                                               -----------------

As of January 28, 2003, the Officers and Directors of ATSF, as a group, beneficially owned less than 1% of the outstanding shares of Acquired Fund. Proxy materials will be mailed to Policyowners on or about February __, 2003.


You may also obtain proxy materials, reports and other information filed by either Fund from the SEC's Public Reference Section (1-202-942-8090) or from the SEC's internet web site at www.sec.gov. Copies of materials may also be obtained, after paying a duplicating fee, by electronic request, at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

______________, 2003

INFORMATION ABOUT ACQUIRING FUND

PERFORMANCE OF ACQUIRING FUND -- The bar chart and table below provide an indication of the risks of investing in Acquiring Fund. The chart shows changes in performance from year to year. The performance calculations do not reflect charges or deductions under the Policies. Those fees and expenses would lower investment performance. The table shows how Acquiring Fund's average annual returns for the periods indicated compare to those of a broad based measure of market performance. Past performance is not an indication of how Acquiring Fund will perform in the future.

   Total Return - One year total return as of 12/31/01 (%)(1)

[Add bar chart to include: 7.50% for 1997; 12.85% for 1998; 24.95% for 1999;
(14.99)% for 2000; (23.44)% for 2001]


(1) As of December 31, 2002, the end of the most recent calendar quarter, the Fund's year-to-date return was 21.18%.

During the period shown in the chart, Acquiring Fund's best quarterly performance was 22.87% for the quarter ended December 31, 1999, and the worst quarterly performance was (19.85)% for the quarter ended September 30, 2002.

The table below shows the average annual total returns of Acquiring Fund if you average actual performance over various lengths of time, compared to the Morgan Stanley Capital International-Europe, Asia & Far East Index ("MSCI-EAFE"). An index has an inherent performance advantage over Acquiring Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Additional information about Acquiring Fund is included in the section "More Information Regarding the Funds."

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2001)

                                                                Since Inception
                                                    1 Year          (1/2/97)
                                                    ------      ----------------
Acquiring Fund                                      (23.44)%         (0.27)%
MSCI-EAFE                                           (10.11)%        (14.01)%

FEES AND EXPENSES

Fees and Expenses are assessed at the product level.

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS) (PERCENTAGE OF AVERAGE DAILY NET ASSETS):

The expenses of each Fund and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the table below. Expenses for the Funds are based on the operating expenses incurred for the 12-month period ended June 30, 2002. Pro forma fees and expenses show estimated fees and expenses of Acquiring Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical. (The historical financial information for Acquiring Fund includes the previous fee levels for GE International Equity. On March 1, 2002 GE International Equity became American Century International with a reduced fee structure. Had this reduced fee structure been in place for the time period reflected in the pro forma example, such reduction for Policyowners would be apparent.)


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS)

                                 Management                           Total Annual Fund         Expense         Net Operating
                                    Fees           Other Expenses     Operating Expenses      Reduction(1)         Expenses
                                 ----------        --------------     ------------------      ------------      --------------
         Acquiring Fund                 1.00            0.86              1.86%                 0.36                1.50%
         Acquired Fund                  1.00            0.25              1.25%                 0.05                1.20%
         Pro Forma -                    1.00            0.42              1.42%                 0                   1.42%
         Acquiring Fund
         including Acquired
         Fund

(1) Contractual arrangement with ATFA through 4/30/03 for expenses (other than distribution/service (12b-1) fees) that exceed 1.20% for Acquired Fund and 1.50% for Acquiring Fund.

EXAMPLE. This example is intended to help you compare the cost of investing in each Fund and in the combined Funds on a pro forma basis. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and Fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.


                                                   1 YEAR           3 YEARS           5 YEARS          10 YEARS
                                                   ------           -------           -------          --------
Acquiring Fund                                      154               485               850             1,984
Acquired Fund                                       123               388               680             1,547
Pro Forma - Acquiring Fund including                146               459               804             1,831
Acquired Fund


For more information about Acquiring Fund's performance, including a discussion of factors that materially impact its performance, please see Appendix B.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the ATSF Prospectus, which is incorporated by reference, and the Reorganization Plan, which is attached hereto as Appendix A.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES



                                          ACQUIRED FUND                                             ACQUIRING FUND
                                         --------------                                             ---------------
INVESTMENT           Seeks to provide investors with appreciation of capital.     Seeks capital growth.
OBJECTIVE

INVESTMENT           -    Acquired Fund pursues its objective by                   -   Acquiring Fund pursues its objective by
STRATEGIES                investing principally in common stocks.                      investing principally in stocks of growing
                                                                                       foreign companies.

                     -    Under normal market conditions, Acquired Fund            -   Acquiring Fund's manager uses a growth
                          invests at least 65% of total assets in common               investment strategy developed internally by
                          stocks of companies involved in the global market            American Century to seek companies that it
                          place.                                                       believes will increase in value over time.

                     -    Acquired Fund invests in companies of all                -   Acquiring Fund's manager looks for companies
                          capitalizations, and may invest without limitation           that it believes has earnings and revenue
                          in securities of foreign issuers and will invest             growth potential.
                          in securities of issuers located in at least three
                          countries.

                     -    Acquired Fund's manager employs a disciplined            -   Acquiring Fund's manager uses a "bottom up"
                          investment program focusing on the globalization             approach when choosing securities for the
                          and interactivity of the world's market place,               fund's portfolio. The manager tracks
                          seeking companies that it deems to be at the                 financial information for thousands of
                          forefront of accelerated growth.                             companies to identify trends in the
                                                                                       companies' earnings and revenues. This
                                                                                       information is used to help the fund manager
                                                                                       to select or decide to continue to hold the
                                                                                       stocks of companies it believes will be able
                                                                                       to sustain their growth, and to sell stocks
                                                                                       of companies whose growth begins to slow
                                                                                       down.

                     -    Acquired Fund's manager seeks to find reasonably         -   The Acquiring Fund believes that it is
                          valued businesses exhibiting creativity to adapt             important to diversify the fund's holdings
                          to the changing world, looking for solid                     across different countries and geographical
                          franchises with unique copyrights.                           regions in an effort to manage the risks of
                                                                                       an international portfolio.

                     -    Acquired Fund's manager looks to businesses in           -   To diversify Acquiring Fund's portfolio, the
                          the ever-evolving communications revolutions and             manager considers the prospects for relative
                          anticipates that dominant companies will be                  economic growth among countries or regions,
                          conducting a major portion of their business via             economic or political conditions, expected
                          the Internet in the next five years.                         inflation rates, currency exchange
                                                                                       fluctuations and tax considerations when
                                                                                       making investments.

                     -    Acquired Fund's manager seeks companies participating    -   Acquiring Fund's manager does not attempt to
                          in emerging advances in services and products that are       time the market; instead the manager intends
                          accessible to individuals in their homes or offices          to keep the fund fully invested in stocks
                          through consumer electronics content based devices           regardless of market movement generally.
                          such as telephones, televisions, radios and personal
                          computers.

                     -    Acquired Fund's manager considers the market             -   When the manager believes it is prudent,
                          price of the issuer's securities, its balance                Acquiring Fund may invest in other security
                          sheet characteristics and the perceived strength             types, such as convertible securities,
                          of its management.                                           short-term securities, stock index futures
                                                                                       and other similar securities.

INVESTMENT ADVISER                             ATFA                                                      ATFA

SUB-ADVISER                                  Gabelli                                               American Century

PORTFOLIO MANAGERS          An investment team led by Marc J. Gabelli                  An investment team led by Henrik Strabo


As you can see from the chart above, the investment objectives and certain investment strategies of the Funds are similar. However, differences do exist. For example, Acquiring Fund invests primarily in stocks of growing foreign companies, whereas Acquired Fund invests primarily in common stocks of companies involved in the global marketplace. Acquiring Fund may also invest a portion of its portfolio in stocks of U.S. companies.

Following the Reorganization, and in the ordinary course of business as a mutual fund, certain holdings of Acquired Fund that were transferred to Acquiring Fund in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for Acquiring Fund.

COMPARISON OF FEES AND EXPENSES

The following describes and compares the fees and expenses that you may pay if you hold units of the Funds. While the Reorganization is anticipated to reduce the total operating expenses for current Policyowners of Acquired Fund and will not affect Acquiring Fund's management fees (as a percentage of the Fund's average daily net assets), ATFA may be deemed to have a material interest in the proposed Reorganization because combination of the Funds will relieve ATFA of its obligation to pay sub-advisory fees to Gabelli under the sub-advisory agreement applicable to Acquired Fund (although ATFA will continue to pay sub-advisory fees to American Century with respect to Acquiring Fund).

For further information on the fees and expenses of Acquiring Fund, see "More Information Regarding the Funds."

MANAGEMENT FEES - Each Fund pays a management fee:



                     FUND                                FEE
                     ----                                ---
                   Acquired Fund            1.00% of the first $500 million of
                                            average daily net assets; 0.90% of
                                            average daily net assets over
                                            $500 million up to $1 billion; and
                                            0.80% of average daily net assets
                                            over $1 billion. Expense Cap of
                                            1.20%.



                   Acquiring Fund           1.00% of the first $50 million of
                                            average daily net assets; 0.95% of
                                            average daily net assets over $50
                                            million up to $150 million; 0.90% of
                                            average daily net assets over $150
                                            million up to $500 million; and
                                            0.85% of average daily net assets in
                                            excess of $500 million. Expense Cap
                                            of 1.50%*.

* If the Reorganization is approved, the expense cap of Acquiring Fund will be lowered to 1.20% on May 1, 2003, upon effectiveness of the merger.

ADMINISTRATION FEES - The Funds pay an administrative services fee to AEGON/Transamerica Fund Services, Inc. on a cost-incurred basis.

DISTRIBUTION AND SERVICES FEES - Although ATSF has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, ATSF has not paid any distribution fees on behalf of the Funds under the Plan, and does not intend to do so before April 30, 2003.

EXPENSE LIMITATION ARRANGEMENTS - Expense limitation arrangements are in place for both of the Funds. Under the terms of the expense limitation arrangements, ATFA has agreed to limit the expenses of the Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses. The current expense limitation arrangement for each Fund will remain in effect through at least April 30, 2003. There can be no assurance that the expense limitation arrangements will continue or remain at the same level after that date. This information and similar information is shown above in the table entitled "Annual Fund Operating Expenses."

The Funds have entered into an Expense Limitation Agreement with ATSF wherein ATSF, on behalf of the applicable Fund, will at a later date, reimburse ATFA for operation expenses previously paid on behalf of such Fund during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the expense cap.

It is expected that combining the Funds will lower expenses currently borne by Policyowners in Acquired Fund.


PURCHASE AND REDEMPTION INFORMATION - The purchase and redemption provisions for the Funds are the same. For additional information on purchase and redemption provisions see "Comparison of Fees and Expenses" and "More Information Regarding the Funds."

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION - The Funds expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). As such you will not recognize gain or loss as a result of the Reorganization. See "Information About The Reorganization-Tax Considerations."

PRINCIPAL RISKS OF INVESTING IN ACQUIRING FUND - The Funds share similar investment risks. Each Fund is subject to the principal investment risks of investing in stocks, investing in foreign securities and currency risks. For more information regarding the risks of the Funds, see "Comparison of Investment Techniques and Risks of the Funds."

RELATIVE PERFORMANCE -- The following table shows the average annual total return for each Fund and the listed index. Average annual total return is shown for each calendar year since 2001 in the case of Acquired Fund and since 1997 in the case of Acquiring Fund. The indexes have an inherent performance advantage over the Funds, since an index has no cash in its portfolio, and incurs no operating expenses. An investor cannot invest in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of any sales charges. The information below does not reflect fees and expenses associated with an investment in the Policies offered by the Insurance Companies. Units of the Fund are available only through the purchase of such products.

                                                                                             MORGAN STANLEY
                                                 MORGAN STANLEY                                  CAPITAL
                                                     CAPITAL                                 INTERNATIONAL -
     CALENDAR YEAR/         ACQUIRED              INTERNATIONAL          ACQUIRING           EUROPE, ASIA &
     PERIOD ENDED             FUND               WORLD FREE INDEX           FUND             FAR EAST INDEX
     --------------         --------             ----------------         --------           ---------------
       12/31/97               N/A                      N/A                  7.50%                 2.06%
       12/31/98               N/A                      N/A                 12.85%                20.33%
       12/31/99               N/A                      N/A                 24.95%                27.30%
       12/31/00               N/A                      N/A                (14.99)%              (13.96)%
       12/31/01               (10.11%)               (16.52%)             (23.44)%              (21.21)%


COMPARISON OF INVESTMENT TECHNIQUES AND RISKS OF THE FUNDS -- The following is a summary of the principal types of securities in which each Fund may invest and strategies the Funds may employ in pursuit of their respective investment objectives. As with any security, an investment in a Fund involves certain risks, including loss of principal. The Funds are subject to varying degrees of risk. An investment in either Fund is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The following discussion addresses the primary risks of investing in the Funds. However, the fact that a particular risk is not identified as a main risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a main risk of the Funds. For further information regarding risks of investing in the Funds, see the SAI.

STOCKS. While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a Fund holds fluctuate in price, the value of your investments in a Fund will go up and down.

FOREIGN SECURITIES. Foreign securities involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, or other operational risks; and the less stringent investor protection and disclosure standards of some foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

CURRENCY RISK. Because the Funds' foreign investments are generally held in foreign currencies, the Funds are subject to currency risk, meaning a fund could experience gains or losses on changes in the exchange rate between foreign currencies and the U.S. dollar.

TECHNOLOGY STOCKS (ACQUIRED FUND). Acquired Fund may invest in securities and communications companies which are strongly affected by worldwide scientific and technological developments and governmental policies, and therefore, are generally more volatile than securities of companies not dependent upon or associated with such issues.

THE PROPOSED REORGANIZATION -- On December 3, 2002, the ATSF Board of Directors approved the Reorganization with respect to each of the Funds. Subject to approval of Acquired Fund shareholders, the Reorganization provides for:

- the transfer of all of the assets of Acquired Fund to Acquiring Fund, in exchange for shares of Acquiring Fund;

-        the assumption by Acquiring Fund of all of the liabilities of Acquired
         Fund;

- the distribution of units of Acquiring Fund to the Policyowners of Acquired Fund; and

-        the complete liquidation of Acquired Fund.

The Reorganization is expected to be effective upon the close of business on April 30, 2003, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each Policyholder of Acquired Fund would receive units of Acquiring Fund equal in value to his or her holding in Acquired Fund. Each shareholder would hold, immediately after the Closing, units of Acquiring Fund having an aggregate value equal to the aggregate value of the units of Acquired Fund held by that Policyowner as of the close of business on the business day preceding the Closing.

The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having two substantially similar mutual funds within the same group of Funds, as well as to assist in achieving economies of scale. Policyowners with units in Acquired Fund are expected to benefit from the elimination of this duplication and from the larger asset base that will result from the Reorganization.

Approval of the Reorganization with respect to Acquired Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. In the event that the Policyowners of Acquired Fund do not approve the Reorganization, the Fund would continue to operate as a separate entity; and the Fund's Board of Directors would determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF ATSF UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU PROVIDE INSTRUCTIONS TO VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

- Acquired Fund has an investment objective and certain similar investment policies to that of Acquiring Fund. Both Acquired Fund and Acquiring Fund seek capital growth. Each Fund invests primarily in stocks, but Acquired Fund is a global fund and Acquiring Fund is an international fund. Global funds invest in stocks of companies throughout the world, including the United States. International funds may invest in stocks of U.S. companies, but such funds generally invest in companies outside of the United States. Investing in foreign companies may put the investor at greater risk.

- Acquiring Fund invests in stocks of growing foreign companies, selected by using a growth investment strategy developed by American Century. Please note: Prior to March 1, 2002, Acquiring Fund was named GE International Equity,and GE Asset Management served as sub-adviser of the Fund.

- The Funds have the same investment adviser, ATFA, located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATFA has engaged American Century, American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, to provide sub-advisory services to Acquiring Fund.

- The proposed Reorganization is expected to result in a reduction in total operating expenses, including expenses net of applicable expense reductions, for current Policyowners of Acquired Fund. The chart below compares the current operating expenses, management fees, and distribution fees of the Funds, and provides an estimate (pro forma) of the expected expenses following the Reorganization (for period ended 4/30/02). (The historical financial information for Acquiring Fund includes the previous fee levels for GE International Equity. On March 1, 2002, GE International Equity became American Century International with an increased fee structure. Had this increased fee structure been in place for the time period reflected in the pro forma example, such reduction for shareholders would be apparent.)

- For further information on fees and expenses, see "Comparison of Fees and Expenses."

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION -- The Reorganization provides for the transfer of all of the assets and liabilities of Acquired Fund to Acquiring Fund solely in exchange for shares of Acquiring Fund. Acquired Fund will distribute the units of Acquiring Fund received in the exchange to its shareholders, and then Acquired Fund will be liquidated. Units will then be distributed proportionately to Policyowners.

After the Reorganization, each Policyowner of Acquired Fund will own shares in Acquiring Fund having an aggregate value equal to the aggregate value of units of Acquired Fund held by that Policyowner as of the close of business on the business day preceding the Closing.

The obligations of the Funds under the Reorganization are subject to various conditions, including approval of the shareholders of Acquired Fund. The Reorganization also requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization. The Reorganization may be terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at Appendix A, which modifies the foregoing summary of the Reorganization in its entirety.

REASONS FOR THE REORGANIZATION -- The Funds have similar investment objectives, strategies and risks. Because Acquired Fund may invest in similar types of securities as Acquiring Fund, the Funds are largely duplicative. In addition, the Reorganization would create a larger Acquiring Fund, which should benefit Policyowners of the Funds by spreading costs across a larger, combined asset base, and which would allow Policyowners invested in Acquired Fund to continue to participate in a professionally managed portfolio. Also, a larger Acquiring Fund offers the potential benefit of a more diversified portfolio of securities and may improve trading efficiency. Based upon these considerations, among others, the ATSF Board of Directors determined that the Funds should be reorganized.

The proposed Reorganization was presented to the ATSF Board of Directors for consideration and approval at a meeting held December 3, 2002. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of ATSF, determined that the interests of the Policyowners of the respective Funds would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Funds and its Policyowners.

BOARD CONSIDERATION -- The ATSF Board of Directors, in recommending the proposed transaction, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of Acquired Fund and Acquiring Fund;

2. estimates that show that combining the Funds should result in lower expenses because of economies of scale;

3. elimination of duplication of costs and inefficiencies of having two similar funds;

4. the Reorganization would not dilute the interests of the Funds' current Policyowners;

5. the relative investment performance and risks of Acquiring Fund as compared to Acquired Fund;

6. the focus of investments by Acquired Fund, and that those types of investments are out of favor in the market;

7. the similarity of Acquiring Fund's investment objectives, certain of its policies and restrictions to those of Acquired Fund;

8. the tax-free nature of the Reorganization to Acquired Fund and its Policyowners;

9. the estimated costs to be incurred by ATFA as a result of the Reorganization; and

10. similar funds managed by American Century and the performance of those funds.

The ATSF Board of Directors recommends that Policyowners of Acquired Fund provide instructions to approve the Reorganization.

CAPITALIZATION -- The following table shows on an unaudited basis the capitalization of each Fund and on a pro forma basis as of June 30, 2002, giving effect to the Reorganization:

                                                                                                  SHARES
                                                     NET ASSETS             NET ASSET           OUTSTANDING
                                                   (IN THOUSANDS)        VALUE PER SHARE       (IN THOUSANDS)
                                                   --------------        ---------------       --------------
Acquiring Fund                                        $ 48,252               $7.31                 6,601
Acquired Fund                                         $ 87,713               $7.23                12,140
Pro Forma - Acquiring Fund including                  $135,965               $7.31                18,602
Acquired Fund

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither Acquired Fund nor Acquiring Fund is expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to the Reorganization, Acquired Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of Acquired Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization

(after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Fund's shareholders.

As of December 31, 2001, Acquired Fund had accumulated capital loss carry-forwards in the amount of approximately $1,697,000. After the Reorganization, these losses will be available to Acquiring Fund to offset its capital gains, although the amount of these losses, which may offset Acquiring Fund's capital gains in any given year, may be limited. As a result of this limitation, it is possible that Acquiring Fund may not be able to use these losses as rapidly as Acquired Fund might have, and part of these losses may not be useable at all. The ability of Acquiring Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carry-forwards currently are available only to shareholders of Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of Acquiring Fund.

EXPENSES OF THE REORGANIZATION -- ATFA will pay all of the expenses relating to the Reorganization, including, but not limited to the proxy solicitation and necessary filing with the SEC.

THE ATSF BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF ACQUIRED FUND APPROVE THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT ACQUIRING FUND

INVESTMENT ADVISER -- ATFA, each Fund's investment adviser, is a Florida corporation. On December 31, 2001, the aggregate assets of all of the mutual funds under the investment management of ATFA were approximately $13 billion. ATFA has overall responsibility for the management of the Funds. ATSF has entered into an Investment Advisory Agreement ("Advisory Agreement") on behalf of Acquiring Fund with ATFA wherein ATFA supervises Acquiring Fund's investments and conducts its investment program. The Advisory Agreement provides that ATFA will perform the following services or cause them to be performed by others to:
(i) furnish investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers; and (iii) be responsible for the administration of the Fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of either ATSF or ATFA, or a vote of shareholders of Acquiring Fund. Advisory fees are fees are computed and accrued daily and paid monthly.

SUB-ADVISER - American Century is Acquiring Fund's sub-adviser. On September 30, 2002, the aggregate assets of all of the mutual funds under the investment management of American Century were approximately $70.1 billion. American Century has overall responsibility for the management of the Fund. ATFA and American Century have entered into an agreement that requires American Century to: provide investment sub-advisory, statistical and research services to Acquiring Fund; supervise and arrange for the purchase and sale of securities on behalf of the Fund; and provide for the maintenance and compilation of records pertaining to the investment sub-advisory function. The agreement with American Century can be terminated by the ATSF Board of Directors upon 60 days' written notice of either party. Sub-Advisory fees are computed and accrued daily and paid monthly.

INVESTMENT PERSONNEL -- An investment team manages Acquiring Fund for American Century. The following individuals lead the investment team in the responsibility for the day-to-day management of Acquiring Fund:

- HENRIK STRABO -Chief Investment Officer - International Equities, has been a member of the team since 2001. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds.

- MARK S. KOPINSKI -Senior Vice President and Senior Portfolio Manager, has been a member of the team since 2001. Mr. Kopinski joined American Century in April 1997 and serves as a member of other management teams for various American Century funds. Prior to joining American Century in 1997, Mr. Kopinski served as Vice President and portfolio manager at Federated Investments. From 1990-1995, he served as Vice President and a member of American Century International Growth and International Discovery.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION - Each of the Funds is a series of ATSF, an open-end management company organized as a Maryland Corporation. ATSF is governed by a Board of Directors, which consists of nine members. For more information on the history of ATSF, please see the SAI.

DISTRIBUTOR - AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, is principal distributor for both Funds. AFSG is an affiliate of ATSF and ATFA. AFSG underwrites and distributes the Fund shares.

DIVIDENDS AND OTHER DISTRIBUTIONS - Each Fund pays dividends from net investment income, and distributes net capital gains, if any, at least annually. Dividends and distributions of each Fund are automatically reinvested in additional units of the respective Fund.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

VOTING INSTRUCTIONS - Interest in the Policies for which no timely instructions are received will be voted in proportion to the instructions that are received from other Policyowners. The Insurance Companies will also vote any shares in separate accounts that they own and that are not attributable to Policies in the same proportion as determined for Policyowners.

If your voting instructions are properly submitted and returned in time to be voted at the Special Meeting, the units represented by the voting instruction form will be voted in accordance with the instructions provided. Unless instructions to the contrary are provided, your voting instruction form will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any Policyowner that has submitted his or her voting instructions has the right to revoke it at any time prior to its exercise, either by attending the Special Meeting and submitting a new voting instruction form, or by submitting a letter of revocation or a later-dated voting instruction form to ATSF at the above address prior to the date of the Special Meeting.

For your convenience, you may submit your instructions by mail, by telephone, via the Internet or by facsimile. If you provide your instructions by mail, please indicate your instructions on the enclosed voting instruction form, date and sign the form, and mail it in the enclosed envelope which requires no postage if mailed in the United States, allowing sufficient time to be received by April 16, 2003 at 2:00 p.m. To submit your instructions via the Internet, by telephone or by facsimile, please follow the instructions printed at the top of your voting instruction form.

If you submit your instructions via the Internet, by telephone or via facsimile, please DO NOT mail your voting instruction form. Please provide your instructions only one time, unless you later decide to change your instructions.

SOLICITATION OF VOTING INSTRUCTIONS -- Voting instructions are being solicited at the request of the ATSF Board of Directors. Solicitation of voting instructions is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures on or about ___________, 2003. The Funds have retained ALAMO Direct ("ALAMO"), a professional proxy solicitation firm, to assist with any necessary solicitation of voting instructions. The estimated costs for the proxy services of ALAMO are estimated to be approximately $11,687, plus applicable postage.

If a Policyowner wishes to participate in the Special Meeting, but does not wish to give instructions by telephone, the Policyowner may still submit the voting instruction form originally sent with the Proxy Statement/Prospectus, attend in person, vote via the Internet or by facsimile. Should a Policyowner require additional information regarding the voting instruction form or require replacement of the voting instruction form, they may contact Customer Service at the number listed in the Policy they have purchased.

A Policyowner may revoke the accompanying voting instruction form at any time prior to its use by filing with ATSF a written revocation or executed voting instruction form bearing a later date. In addition, any Policyowner that attends the Special Meeting of Acquired Fund in person may provide instructions at the Special Meeting, thereby canceling any instructions previously given. However, attendance at the Special Meeting, by itself, will not revoke previous instructions.

To become effective, the proposed Reorganization must be approved by a "vote of the majority of the outstanding voting securities" of Acquired Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of Acquired Fund entitled to vote there at the Special Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of Acquired Fund entitled to vote thereon.


Acquired Fund must have a quorum to conduct its business at the Special Meeting. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

OTHER MATTERS TO COME BEFORE THE MEETING -- The Board of Directors does not know of any matters to be presented at the meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the meeting, the persons named in the accompanying voting instruction form will vote thereon in accordance with their best judgment.

REPORTS TO POLICYOWNERS -- ATSF will furnish upon request, without charge, a copy of the most recent Annual Report regarding the Funds. Requests for such reports should be directed to ATSF, 570 Carillon Parkway, St. Petersburg, Florida 33716 or at (800) 851-9777.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                            AEGON/TRANSAMERICA SERIES FUND, INC.


                                            /s/ John K. Carter
                                            ------------------------------------
                                            John K. Carter
                                            Vice President, General Counsel
                                            and Secretary


January (date), 2003

                      MORE INFORMATION REGARDING THE FUNDS

PURCHASE AND REDEMPTION OF SHARES. The Insurance Companies purchase shares of the Funds for their variable annuity and variable life insurance separate accounts. Each buys and sells shares of the Funds at the net asset value per share (NAV) next determined after it submits the order to buy or sell. A Fund's NAV is generally calculated as of the close of trading on every day the New York Stock Exchange is open.

Shares of the Funds may be purchased only indirectly through the purchase of a Policy issued by the respective Insurance Companies. The prospectuses for such Policies describe any sales charges applicable to your Policy.

DETERMINATION OF NET ASSET VALUE. The NAV per share of each Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on days when the Exchange is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio. If market prices are not available, the fair value of securities is determined using procedures approved by the Board of Directors of ATSF.

BROKERAGE ENHANCEMENT PLAN. The Funds have adopted, in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Brokerage Enhancement Plan (the "Plan"). The Plan uses available brokerage commissions to promote the sale and distribution of Fund shares (through the sale of variable insurance products funded by the Funds).

Under the Plan, a Fund may direct ATFA or a sub-advisor to use certain broker-dealers for securities transaction, subject to the obligation to obtain best execution of such transactions. These are broker-dealers that have agreed either (1) to pay a portion of their commission from the sale and purchase of securities to the Fund's Distributor or other introducing brokers ("Brokerage Payments"), or (2) to provide brokerage credits, benefits or services ("Brokerage Credits"). The Distributor will use all Brokerage Payments and Brokerage Credits (other than a minimal amount to defray its legal and administrative costs) to finance activities that are meant to result in the sale of the Fund's shares, including:

- holding or participating in seminars and sales meetings promoting the sale of the Fund's shares

- paying marketing fees requested by broker-dealers who sell the Fund's shares

-    training sales personnel

-    creating and mailing advertising and sales literature

- financing any other activity that is intended to result in the sale of the Fund's shares.

The Plan permits the Brokerage Payments and Brokerage Credits generated by securities transactions from one Fund to inure to the benefit of other series of ATSF as well. The Plan is not expected to increase the brokerage costs of the Fund.

OTHER EXPENSES. In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, custodian fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with ATSF. Most Fund expenses are allocated proportionately among all of the outstanding shares of the Fund.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER - ATSF and ATFA have entered into an agreement on behalf of Acquiring Fund wherein ATFA has agreed to provide investment advisory, statistical and research services to the Fund, supervise and arrange for the purchase and sales of securities on behalf of the Fund, and provide for the maintenance and compilation of records pertaining to the sub-advisory function. The agreement can be terminated by the ATSF Board upon 60 days written notice. Investment management fees are computed and accrued daily and paid monthly. For the year ended December 31, 2001, Acquiring Fund paid investment management fees of $17,751,000 to ATFA.

ATFA has overall responsibility for the management of the Funds. However, subject to the supervision of the ATSF Board, ATFA may hire sub-advisers to assist with management of the funds.

PARENT COMPANY INFORMATION -- ATFA is a direct, wholly-owned subsidiary of WRL. WRL is an insurance and financial services company, incorporated in the state of Ohio, and is wholly-owned indirect subsidiary of First AUSA Life Insurance Company ("First AUSA"), which is wholly-owned by Transamerica Holding Company. Transamerica Holding Company is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned, indirect subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

DISTRIBUTOR - AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, serves as the ATSF distributor. AFSG is an affiliate of ATSF and ATFA.

ADMINISTRATIVE AGENT -- AEGON/Transamerica Fund Services, Inc. ("ATFS") acts as the administrative agent for ATSF and, as such, performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds. For these services, ATFS receives reimbursement from ATSF on behalf of the Funds on a cost-incurred basis.

PORTFOLIO TRANSACTIONS -- Each Fund's respective sub-adviser will place orders to execute securities transactions that are designed to implement such Fund's investment objectives and policies. The sub-adviser uses its reasonable efforts to place all purchase and sale transactions with brokers and dealers ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, the sub-adviser may consider brokerage and research services provided by a broker to the sub-adviser or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if the sub-adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker viewed in terms of either that particular transaction or the overall responsibilities of the sub-adviser with respect to all accounts as to which it exercises investment discretion. The sub-adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including each Fund. In addition, the sub-adviser also may consider a broker's sale of Fund shares if the sub-adviser is satisfied that the Fund would receive best execution of the transaction from that broker.

Securities held by the Funds may also be held by other investment advisory clients of the sub-adviser, including other investment companies. When selecting securities for purchase or sale for a Fund, the sub-adviser may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to the sub-adviser's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the sub-adviser not to favor one account over the other. Any purchase or sale orders executed simultaneously are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also generally be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Funds' portfolio transactions.

TAXES

FEDERAL TAXES -- You may purchase shares of the Fund only indirectly through the purchase of a variable annuity or variable life insurance contract issued by the respective Insurance Companies. The prospectuses for such variable annuity or variable life insurance contracts describe the federal tax consequences of your purchase or sale of the contract. Please see your tax adviser for further information.

                     FINANCIAL HIGHLIGHTS FOR ACQUIRING FUND
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The financial highlights table is intended to help you understand the Acquiring Fund's financial performance for its shares for each period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information for the fiscal years ended 12/31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the ATSF Annual Report, which is available upon request. The information for the period ended 6/30/02 is unaudited and is included in the ATSF Semi-Annual Report, which is also available upon request.


                                    Investment Operations                                       Distributions
     ------------------------------------------------------------------------   ----------------------------------------------
                   Net Asset                           Net
      YEAR OR        Value,         Net            Realized and                   From Net       From Net
      PERIOD      Beginning of   Investment        Unrealized         Total      Investment  Realized Capital      Total
      ENDED          Period      Income (Loss)     Gain (Loss)     Operations      Income          Gains        Distributions
      --------    ------------   -------------    --------------   ----------    ----------  -----------------  -------------
     06/30/2002      $ 7.65          $0.05          $(0.39)        $(0.34)          $ 0.00          $ 0.00         $ 0.00
     12/31/2001      $10.34          $0.07          $(2.45)        $(2.38)          $(0.28)         $(0.03)        $(0.31)
     12/31/2000      $14.28          $0.04          $(2.15)        $(2.11)          $(0.19)         $(1.64)        $(1.83)
     12/31/1999      $12.07          $0.04           $2.90          $2.94           $(0.05)         $(0.68)        $(0.73)
     12/31/1998      $10.70          $0.03           $1.35          $1.38           $(0.01)         $ 0.00         $(0.01)
     12/31/1997      $10.00          $0.02           $0.73          $0.75           $(0.05)         $ 0.00         $(0.05)

                                                                                   Ratios/Supplemental Data
                                                               ------------------------------------------------------------------
                                                               Ratio of Expenses to Average Net    Net Investment
       YEAR OR     Net Asset                    Net Assets,             Assets (1)                  Income (Loss)      Portfolio
       PERIOD    Value, End of     Total      End of Period    ---------------------------------    to Average Net     Turnover
        ENDED        Period       Return (2)    (000's)          Total Expense     Net Expenses      Assets (1)        Rate (2)
      --------   -------------    ----------  -------------    ---------------     ------------    ---------------     ----------
     06/30/2002      $ 7.31         (4.44%)       $48,252          1.94%               1.42%             1.31%          146.07%
     12/31/2001      $ 7.65        (23.44%)       $29,985          1.63%               1.20%             0.78%          154.25%
     12/31/2000      $10.34        (14.99%)       $36,651          1.66%               1.30%             0.29%          111.83%
     12/31/1999      $14.28         24.95%        $33,579          1.84%               1.50%             0.31%           99.77%
     12/31/1998      $12.07         12.85%        $32,149          1.96%               1.50%             0.30%           71.74%
     12/31/1997      $10.70          7.50%        $19,795          3.14%               1.50%             0.18%           54.33%


Notes to Financial Highlights

(1) Ratio of Total Expenses, Ratio of Net Expenses and Ratio of Net Investment Income (Loss) to Average Net Assets are annualized for periods of less than one year.

(2) Total Return and Portfolio Turnover rates are not annualized for periods of less than one year.

                                   APPENDIX A
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT and PLAN OF REORGANIZATION (the "Plan") is adopted as of this 3rd day of December, 2002, by AEGON/Transamerica Series Fund, Inc. (the "Company") with its principal place of business at 570 Carillon Parkway, St. Petersburg, Florida 33716, on behalf of American Century International (the "Acquiring Fund"), a separate series of the Company and Gabelli Global Growth (the "Acquired Fund"), another separate series of the Company.

This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of Acquired Fund to Acquiring Fund in exchange solely for voting shares ($1.00 par value per share) of Acquiring Fund (the "Acquiring Fund Shares"), the assumption by Acquiring Fund of all liabilities of Acquired Fund, and the distribution of Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Company is an open-end, registered investment company of the management type and Acquired Fund owns securities which generally are assets of the character in which Acquiring Fund is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund is in the best interests of Acquiring Fund and its shareholders and that the interests of the existing shareholders of Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to Acquired Fund, that the exchange of all of the assets of Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund by Acquiring Fund is in the best interests of Acquired Fund and its shareholders and that the interests of the existing shareholders of Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, the Company, on behalf of Acquiring Fund and Acquired Fund separately, hereby approves the Plan on the following terms and conditions:

1. TRANSFER OF ASSETS OF ACQUIRED FUND TO ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF ACQUIRED FUND

         1.1 Subject to the requisite approvals of the shareholders of Acquired Fund and Acquiring Fund and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of Acquired Fund's assets, as set forth in paragraph 1.2, to Acquiring Fund, and Acquiring Fund agrees in exchange therefor: (i) to deliver to Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of Acquired Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of Acquired Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

         1.2 The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date").

         1.3 Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Acquiring Fund shall also assume all of the liabilities of Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

         1.4 Immediately after the transfer of assets provided for in paragraph 1.1, Acquired Fund will distribute to Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis, Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to Acquired Fund's shares, by the transfer of Acquiring Fund Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of Acquired Fund will simultaneously be canceled on the books of Acquired Fund, although share certificates representing interests in shares of Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Shares of Acquiring Fund will be issued in the manner described in Acquiring Fund's then-current prospectus and statement of additional information.

         1.6 Any reporting responsibility of Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Acquired Fund.

2.       VALUATION

         2.1 The value of Acquired Fund's assets to be acquired by Acquiring Fund hereunder shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), and the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

         2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation and the then-current prospectus or statement of additional information with respect to Acquiring Fund, and valuation procedures established by the Company's Board of Directors.

         2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund's assets shall be determined by dividing the value of the net assets of Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made by Acquiring Fund's designated record keeping agent.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be April 30, 2003, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

         3.2 The Company shall direct Investors Bank & Trust Company, as custodian for Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) Acquired Fund's portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by Acquired Fund as of the Closing Date for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act") as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund.

         3.3 AEGON/Transamerica Fund Services, Inc. ("ATFS"), as administrator for Acquired Fund (the "Administrator"), shall deliver, on behalf of Acquired Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

         3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.       REPRESENTATIONS AND WARRANTIES

         4.1 The Company, on behalf of Acquired Fund, represents and warrants to Acquiring Fund as follows:

                  (a) Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the state of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of Acquired Fund and each prospectus and statement of additional information of Acquired Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, Acquired Fund will have good and marketable title to Acquired Fund's assets to be transferred to Acquiring Fund pursuant to paragraph
                           1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to Acquiring Fund;

                  (f) Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquired Fund is a party or by which it is bound;

                  (g) Acquired Fund has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

                  (h) Except as otherwise disclosed in writing to and accepted by Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2001 have been audited by PricewaterhouseCoopers LLP, independent accountants. Such statements are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the balance sheet or in the notes thereto;

                  (j) Since December 31, 2001, there has not been any material adverse change in Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund due to declines in market values of securities in Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of Acquired Fund shall not constitute a material adverse change;

                  (k) On the Closing Date, all Federal and other tax returns and reports of Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

                  (m) All issued and outstanding shares of Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of Acquired Fund, as provided in paragraph
                           3.3. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Acquired Fund, nor is there outstanding any security convertible into any of Acquired Fund shares;

                  (n) The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of Acquired Fund, this Plan will constitute a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (o) The information to be furnished by Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

         4.2 The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund as follows:

                  (a) Acquiring Fund is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the state of Maryland, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

                  (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of Acquiring Fund, are in full force and effect;

                  (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

                  (d) The current prospectus and statement of additional information of Acquiring Fund and each prospectus and statement of additional information of Acquiring Fund used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

                  (e) On the Closing Date, Acquiring Fund will have good and marketable title to Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which Acquired Fund has received notice and necessary documentation at or prior to the Closing;

                  (f) Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Acquiring Fund is a party or by which it is bound;

                  (g) Except as otherwise disclosed in writing to and accepted by Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (h) The Statement of Assets and Liabilities, including the Schedule of Investments, at December 31, 2001 of Acquiring Fund, and Statements of Operations and of Changes in Net Assets and the Financial Highlights for the periods then ended, have been audited by PricewaterhouseCoopers LLP, independent certified public accountants. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to Acquired
                           Fund) present fairly, in all material respects, the financial condition of Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of Acquiring Fund required to be reflected on the balance sheet or in the notes thereto;

                  (i) Since December 31, 2001, there has not been any material adverse change in Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of Acquiring Fund due to declines in market values of securities in Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of Acquiring Fund, shall not constitute a material adverse change;

                  (j) On the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (k) For each taxable year of its operation, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

                  (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

                  (m) The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of Acquiring Fund and this Plan will constitute a valid and binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (n) Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Company;

                  (o) The information to be furnished by Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

                  (p) That insofar as it relates to Company or Acquiring Fund, the Registration Statement relating to Acquiring Fund Shares issuable hereunder, and the proxy materials of Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Acquired Fund for use therein, and
                           (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.       COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

         5.1 Acquiring Fund and Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

         5.2 To the extent required by applicable law, the Company will call a meeting of the shareholders of Acquired Fund to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 Acquired Fund covenants that Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

         5.4 Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

         5.5 Subject to the provisions of this Plan, Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

         5.6 As soon as is reasonably practicable after the Closing, Acquired Fund will make a liquidating distribution to its shareholders consisting of Acquiring Fund Shares received at the Closing.

         5.7 Acquiring Fund and Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

         5.8 Acquired Fund covenants that it will, from time to time, as and when reasonably requested by Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.

         5.9 Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

         The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject, at Acquired Fund's election, to the performance by Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of Acquiring Fund and the Company contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         6.2 The Company and Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company and Acquiring Fund on or before the Closing Date; and

         6.3 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

         The obligations of Acquiring Fund to complete the transactions provided for herein shall be subject, at Acquiring Fund's election, to the performance by Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Company and Acquired Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

         7.2 The Company and Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Company or Acquired Fund on or before the Closing Date;

         7.3 Acquired Fund and Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

         7.4 Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND
         ACQUIRED FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

         8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Acquired Fund may waive the conditions set forth in this paragraph 8.1;

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by Acquiring Fund or Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

         8.5 Dechert shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

9.       BROKERAGE FEES AND EXPENSES

         9.1 Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2 The expenses relating to the proposed Reorganization will be paid by ATFA as of the close of business on the record date for determining the shareholders of Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing Acquiring Fund's prospectus and Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.      TERMINATION

         This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

12.      AMENDMENTS

         This Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by Acquired Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

13.      HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

         13.2 This Plan shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

         13.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

         13.4 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Plan to be approved on behalf of Acquiring Fund and Acquired Fund.

                                   AEGON/Transamerica Series Fund, Inc.


                                   By:    /s/ Brian C. Scott
                                          --------------------------------------
                                   Name:   Brian C. Scott
                                   Title:  President and Chief Executive Officer

                                   APPENDIX B
AMERICAN CENTURY INTERNATIONAL
....seeks long-term growth of capital.

MARKET ENVIRONMENT

There is mounting evidence during the period that a global economic recovery is under way, and numerous surveys show increased confidence among businesses and consumers. On the other hand, many multinational corporations continued to be restrained in their outlook for growth and profits, and concern over corporate accounting practices persisted among investors.

PERFORMANCE

For the six months ended June 30, 2002, American Century International returned (4.44)% compared with its benchmark, the Morgan Stanley Capital International
(EAFE) Index, which returned (1.38)%.

STRATEGY REVIEW

We adhere to a bottom-up investment process of searching for individual companies with accelerating earnings. During this period, that quest led the team to take a greater stake in more economically sensitive companies in the consumer cyclical sector, including select automakers. We found acceleration among a group of carmakers experiencing strong sales.

South Korea's Hyundai Motor Company Limited ("Hyundai") was a solid contributor. Hyundai makes high-quality cars that are economically priced, an attractive combination for consumers in an uncertain economy. At the other end of the spectrum, Bayerische Motoren Werke AG (BMW) also contributed on strong sales of its new 7 Series luxury car. France's Renault SA and Japan's Nissan Motor Co., Ltd., both new to the portfolio, also contributed to performance.

We also slightly increased representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores, and firms that make consumer products. The United Kingdom's Diageo PLC ("Diageo"), a top-ten position, was one of the period's top performers. Diageo, a long-time contributor to American Century International, owns some of the world's premium liquor brands, including Jose Cuervo and Guinness Stout.

American Century International also increased energy holdings as rising oil prices encouraged companies to step up exploration and production. The portfolio's holdings in the oil services industry registered one of the period's top performances, led by another top-ten holding, Italy's ENI-Ente Nazionale Idrocarburi, Europe's fourthlargest oil and gas extraction companies.

Banks led financial holdings, which make up the portfolio's largest sector stake. South Korea's Kookmin Bank and The Royal Bank of Scotland Group PLC were among the period's top contributing securities.

But businesses more exposed to the international markets, such as non-bank financial services firms and asset managers, retreated in the face of the prolonged slowdown in the U.S. economy and weakness in the financial markets. We reduced our position among such companies.

American Century International reduced its exposure to the pharmaceutical industry. In our previous report, there were several pharmaceuticals among our top-ten holdings, and we still have a significant stake in Novartis AG of Switzerland.

But many pharmaceutical companies were vulnerable to pressure on several fronts. Increasing competition from both branded and generic products hampered companies with limited medicines in their pipeline.

Spending on technology continued to be sluggish during the past six months, but we found opportunity among several semiconductor companies. Indeed, South Korea's Samsung Electronics Co., Ltd., one of the world's biggest semiconductor makers, boosted the portfolio during the first half of our fiscal year.

On a country basis, we continued to find opportunity in the United Kingdom (OU.K.O), which began and ended the period as our largest country weighting. Holdings in the U.K. included Reed International PLC, a publishing company that advanced on the strength of its textbooks and other publications that weren't dependent on advertising.

OUTLOOK

We have been through another challenging period for international investors, but we are starting to see signs of recovery in certain cyclical areas of the economy, with business confidence improving and consumer spending remaining resilient. We're hopeful they point to a global economy ready to rebound.

Regardless, we follow a long-held investment process that centers on finding individual companies demonstrating improving earnings growth. Even in weaker business conditions, our disciplined, repeatable approach points us to pockets of acceleration throughout the global economy. As always, our job is to ensure that American Century International is filled with such growing companies.

HENRIK STRABO MARK KOPINSKI
American Century International
Portfolio Managers
Prior to March, 2002, American Century International was previously named International Equity.

The views expressed in this commentary on American Century International reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

AMERICAN CENTURY INTERNATIONAL

There is mounting evidence during the period that a global economic recovery is underway, and numerous surveys showed increased confidence among businesses and consumers.

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. American Century International and the Morgan Stanley Capital International (EAFE) Index.

PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
AS OF JUNE 30, 2002
1 Year 5 Years 10 Years From Inception
(16.87)% (3.64)% N/A (1.07)%

* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 -
1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
BNP Paribas SA 2.41%

Royal Bank of Scotland Group PLC (The) 2.35%
Diageo PLC 2.31%
Marks and Spencer Group PLC 2.13%
Novartis AG 1.62%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks 17.74%
Oil & Gas Extraction 6.81%
Chemicals & Allied Products 5.16%
Automotive 3.84%
Business Services 3.64%

EQUITY MATRIX
GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus. International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

AMERICAN CENTURY INTERNATIONAL
....seeks capital growth.

MARKET ENVIRONMENT
Despite weak business conditions, American Century International continued to follow its "bottom-up" investment process of searching for individual businesses with improving earnings. The quest led the team to take a greater representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores, and firms that make and sell consumer products. In addition, we reduced investments in financial and health care companies, although they remain among the portfolio's largest investments. Finally, toward the end of the fiscal year, with interest rates declining in many countries, we found opportunities in areas that are more economically sensitive, particularly select technology and media companies.

PERFORMANCE
The year was marked by a global economic slowdown and disappointing corporate profits. From inception May 1, 2001, through December 31, 2001, American Century International returned (15.90)%. By comparison, its benchmark, the Morgan Stanley Capital International (EAFE) Index, returned (14.61)% for the same period.

STRATEGY REVIEW
The financial sector, our largest stake, endured a difficult period. The year left little doubt that the slowdown of the U.S. economy was having a deeper and more prolonged impact on international markets than many corporate officials originally anticipated. As a result, holdings in the bank, insurance and financial services industries all retreated in the face of declining markets and overly ambitious earnings targets.

American Century International maintained a significant exposure to health care, with pharmaceuticals ending the year as one of the portfolio's largest industry stakes. But while health care stocks were among the few showing sustainable earnings growth, they were also vulnerable to profit taking as their valuations rose. On top of that, declining interest rates affected these companies, as investors responded to rate cuts by moving money out of health care into more economically sensitive sectors.

American Century International's search for growing companies led to an increased representation in the consumer cyclical sector, a diverse group that includes motor vehicles and department stores.

Early in the year, we found earnings acceleration among car makers in Japan and Korea that were experiencing strong sales at home and in the United States. As the year progressed, though, consumers began to reel in their discretionary spending. In contrast, companies that make and sell non-cyclical consumer goods, such as those involved in food and beverages, held up reasonably well.

As we said above, our investment process led us to examine our stake in technology, media and telecommunications. After a protracted struggle, we are starting to see some improvement in the fundamentals in these segments, including evidence of acceleration among some wireless and semiconductor companies. For example, the United Kingdom's Vodafone Group PLC, the world's largest provider of mobile phone service, became a top-10 holding.

OUTLOOK
Regardless of the economic environment, we will continue to look for companies that are showing improving growth in any sector, any industry and any country.

We follow a long-held investment process. Our disciplined approach, coupled with extensive research and analysis, is designed to lead us to strong, growing companies. Our strategy underscores American Century International's belief that investing in successful businesses showing accelerating growth is the best way to generate superior results over time.

HENRIK STRABO     MARK KOPINSKI
American Century International
Portfolio Managers

The views expressed in this commentary on American Century International reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. (OAEGON/Transamerica AdvisersO). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

AMERICAN CENTURY INTERNATIONAL

Regardless of the economic environment, we will continue to look for companies that are showing improving growth in any sector, any industry and any country.


Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. American Century International and the Morgan Stanley Capital International (EAFE) Index.

PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
AS OF DECEMBER 31, 2001
1 Year 5 Years 10 Years From Inception
N/A N/A N/A (15.90)%

* Inception

American Century International commenced operations 5/1/01. Due to its short term (eight months) performance history, little indications of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
iShares MSCI EAFE Index Fund 4.35%
Nintendo Co., Ltd. 2.49%
Koninklijke Ahold NV 2.28%
Vodafone Group PLC 2.21%
Tyco International Ltd. 2.14%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks 9.73%
Pharmaceuticals 7.18%
Telecommunications 6.76%
Electronic & Other Electric Equipment 6.13%
Finance 4.77%

EQUITY MATRIX
GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

                                     PART B
                      AEGON/Transamerica Series Fund, Inc.

                      Statement of Additional Information


                               -----------, 2002

Acquisition of the Assets and Liabilities of Gabelli               By and in Exchange for Shares of American Century
Global Growth (the "Acquired Fund")                                International (the "Acquiring Fund")
570 Carillon Parkway                                               570 Carillon Parkway
St. Petersburg, Florida 33716                                      St. Petersburg, Florida 33716

This Statement of Additional Information is available to the Policyowners of Acquired Fund in connection with a proposed transaction whereby all of the assets and liabilities of Acquired Fund will be transferred to Acquiring Fund in exchange for shares of Acquiring Fund.

This Statement of Additional Information of Acquiring Fund consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for AEGON/Transamerica Series Fund, Inc. dated May 1, 2002.

2. The Financial Statements of Acquired Fund and Acquiring Fund as included in the AEGON/Transamerica Series Fund, Inc.'s Annual Report filed on Form N-30(d) for the year ended December 31, 2001,
         Registration No.            (filed February 26, 2002).

This Statement of Additional Information is not a prospectus. A Proxy
Statement/Prospectus dated       , 2003 relating to the reorganization of
Acquired Fund may be obtained, without charge, by writing to AEGON/Transamerica Series Fund, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716 or calling (800) 851-9777. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA SCHEDULE OF INVESTMENTS (Unaudited)
At June 30, 2002
(all amounts except share amounts in thousands)

                                                            American Century
                                                              International          Gabelli Global Growth         Pro Forma Fund
                                                       --------------------------    -----------------------    -------------------
                                             % of      Principal    Market Value     Principal       Market     Principal   Market
                                              TNA         Amount                       Amount         Value       Amount     Value
                                             --------------------------------------------------------------------------------------
CONVERTIBLE BONDS                            (0.05%)

      United States
                                             (0.05%)

NTL, Inc. (e)
  6.75%, due 05/15/2008                                  $  --        $  --             $190          $64         $190       $64
                                                                      -----                           ----                   ---

    Total Convertible Bonds
    (cost: $85)                                                          --                            64                     64
                                                                      -----                           ----                   ---

                                                        Number of                     Number of      Market     Number of    Market
                                                         Shares     Market Value      Shares          Value       Shares      Value
                                                        ---------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS                 (0.15%)

      Switzerland                            (0.04%)

    Compagnie Financiere Richemont
        AG - Units                                          --           --            2,211         $ 50        2,211       $ 50

      United States                          (0.11%)

    Mirant Trust I                                          --           --            5,043          149        5,043        149
                                                                      -----                           ----                   ----

    Total Convertible Preferred Stocks
    (cost: $230)                                                         --              199                                  199
                                                                      -----                           ----                   ----

PREFERRED STOCKS                           (0.29%)

      Germany                              (0.27%)

    Henkel KGaA                                             --           --            4,565          313        4,565        313
    ProSiebenSat.1 Media AG                                 --           --            5,777           56        5,777         56

      United States                        (0.02%)

    Broadwing Communications
       Inc. - Series B                                      --           --               47            7           47          7
    CSC Holdings, Inc.                                      --           --              293           20          293         20
                                                                      -----                           ----                   ----

    Total Preferred Stocks
    (cost: $358)                                                         --                           396                     396
                                                                      -----                           ----                   ----

COMMON STOCKS                              (68.45%)

      Australia
                                           (0.66%)

Auriongold Limited                                           --          --          68,395         151          68,395         151
BHP Billiton Limited                                     30,809         179              --          --          30,809         179
Commonwealth Bank of Australia                           22,947         426              --          --          22,947         426
Lihir Gold Limited (a)                                       --          --         194,826         147         194,826         147

      Austria                              (0.22%)

Erste Bank der oesterreichischen
  Sparkassen AG                                           1,436         102              --          --           1,436         102
Erste Bank der oesterreichischen
  Sparkassen AG - rights                                  1,436          --              --          --           1,436          --
Telekom Austria AG (a)                                       --          --          23,845         191          23,845         191

      Belgium                              (0.50%)

Electrabel SA                                                --          --             588         136             588         136
Groupe Bruxelles Lambert SA                                  --          --           2,091         109           2,091         109
Interbrew                                                 2,940          84              --          --           2,940          84
Kredietbank SA Luxembourgeoise (b)                        5,024         203              --          --           5,024         203
UCB SA
                                                             --          --           4,122         151           4,122         151

      Bermuda                              (0.05%)

Tyco International Ltd.                                      --          --           4,886          66           4,886          66

      Brazil                               (0.37%)

Companhia Siderurgica Nacional SA - ADR                      --          --           1,200          19           1,200          19
Embratel Participacoes SA - ADR (a)                          --          --           4,200           2           4,200           2
Petroleo Brasileiro SA                                   11,256         210              --          --          11,256         210
Tele Norte Celular Participacoes
  SA - ADR (a) (b)                                           --          --           7,100          37           7,100          37
Telemig Celular Participacoes
  SA - ADR (b)                                               --          --          11,475         238          11,475         238

      Canada                               (2.47%)

Agnico-Eagle Mines Limited                                   --          --          10,750         157          10,750         157
Agnico-Eagle Mines Limited (b)                               --          --           4,840          71           4,840          71
Alcan, Inc.                                               2,309          87              --          --           2,309          87
Barrick Gold Corporation (b)                                 --          --           9,622         183           9,622         183
Canadian National Railway Company                         8,458         438              --          --           8,458         438
Canadian Pacific Railway Limited (b)                      8,339         204              --          --           8,339         204
Fairmont Hotels & Resorts Inc.                            4,807         124              --          --           4,807         124
Glamis Gold Ltd. (a)                                         --          --          34,886         307          34,886         307
Goldcorp Incorporated                                        --          --          19,544         200          19,544         200
IAMGOLD Corporation                                          --          --          34,054         131          34,054         131
Invanhoe Mines Limited (a)                                   --          --          19,245          39          19,245          39
Meridian Gold, Inc. (a) (b)                                  --          --           9,770         157           9,770         157
 Placer Dome, Inc.                                           --          --           8,794          99           8,794          99
    Repadre Capital Corporation (a)                          --          --          29,162         152          29,162         152
    Rogers Communications Inc. -
      Class B (a) (b)                                        --          --          40,225         368          40,225         368
    Suncor Energy Inc.                                   17,639         309              --          --          17,639         309
    Talisman Energy Inc.                                  7,317         329              --          --           7,317         329

      Croatia                              (0.08%)

PLIVA d.d. - GDR                                             --          --           6,948         102           6,948         102

      Denmark                              (0.70%)

D/S 1912 - Class B                                           21         157              --          --              21         157
Danske Bank A/S                                          24,274         446              --          --          24,274         446
Group 4 Falck A/S (b)                                     4,676         161              --          --           4,676         161

Tele Danmark A/S                                             --          --           6,635         183           6,635         183

      Finland                              (0.31%)

Nokia Oyj - ADR                                          18,484         268              --          --          18,484         268
Sonera Oyj (a)                                               --          --          40,067         152          40,067         152
TietoEnator Corporation                                     196           5              --          --             196           5

      France                               (7.93%)

Accor SA                                                 16,039         650              --          --          16,039         650
Air Liquide                                               1,505         231              --          --           1,505         231
Air Liquide - rights                                      1,505          29              --          --           1,505          29
Assurances Generales de France SA                            --          --           1,875          86           1,875          86
Aventis SA                                                3,092         219             828          59           3,920         278
Beghin-Say                                                   --          --           4,500         176           4,500         176
BNP Paribas SA                                           21,072         1,165            --          --          21,072       1,165
Boiron SA                                                    --          --           2,375         187           2,375         187
CANAL +                                                      --          --             600           2             600           2
Compagnie de Saint-Gobain                                11,088         497              --          --          11,088         497
Compagnie Generale des
Etablissements Michelin - Class B                         2,551         103              --          --           2,551         103
Credit Lyonnais SA                                        8,881         380              --          --           8,881         380
Egide (a)                                                    --          --             106           4             106           4
Eiffage SA                                                   --          --           2,747         251           2,747         251
Gemplus International SA (a)                                 --          --          20,896          30          20,896          30
Groupe Danone SA                                          4,558         626              --          --           4,558         626
JCDecaux SA (a)                                              --          --          19,977         270          19,977         270
Laboratoires Arkopharma SA                                   --          --           1,207          64           1,207          64
Neopost SA (a)                                               --          --           2,756         110           2,756         110
NRJ Groupe                                                   --          --          27,375         496          27,375         496
Pernod Ricard                                                --          --           1,414         138           1,414         138
Renault SA                                                3,876         181              --          --           3,876         181
Sanofi-Synthelabo                                            --          --           1,467          89           1,467          89
Societe Generale - Class A                               10,451         688              --          --          10,451         688
Total Fina Elf SA                                         3,949         640           2,292         372           6,241       1,012
Valeo SA                                                  8,975         373              --          --           8,975         373
Vivendi Universal                                            --          --         118,711         2,563       118,711       2,563
Vivendi Universal - ADR (b)                                  --          --           4,767         102           4,767         102

      Germany                              (1.75%)

Altana AG                                                 3,551         179           1,622          82           5,173         261
BASF AG                                                  10,742         497              --          --          10,742         497
Bayerische Motoren Werke AG (BMW)                         9,966         410              --          --           9,966         410
Deutsche Bank AG                                          5,237         363              --          --           5,237         363
MAN AG                                                    4,818         101              --          --           4,818         101
Muenchener Rueckversicherungs
 - Gesellschaft AG                                        2,077         491              --          --           2,077         491
Schering AG                                               2,557         160              --          --           2,557         160
STADA Arzneimittel AG (b)                                    --          --           2,541         103           2,541         103

      Greece                               (0.15%)

Coca-Cola Hellenic Bottling
     Company SA                                              --          --           1,042          18           1,042          18
Hellenic Telecommunications
  Organization SA (OTE)                                      --          --          11,727         185          11,727         185

      Hong Kong                            (0.28%)
Hong Kong and China Gas Company
  Limited (The)                                          107,000        142              --          --         107,000         142
Li & Fung Limited                                        151,698        204              --          --         151,698         204
Shaw Brothers (Hong Kong) Limited                            --          --          35,000          36          35,000          36

      Ireland                              (1.28%)


Allied Irish Banks PLC                                   29,295         385              --          --          29,295         385
Anglo Irish Bank Corporation PLC                             --          --          19,623         126          19,623         126
Bank of Ireland                                          45,102         560          11,851         147          56,953         707
CRH PLC                                                  23,665         396              --          --          23,665         396
Irish Life & Permanent PLC                                   --          --           5,009          72           5,009          72
RyanAir Holdings PLC - ADR (a)                            1,670          58              --          --           1,670          58

      Italy                                (4.45%)

Autogrill SpA (a)                                            --          --          19,627         225          19,627         225
Autostrade SpA (b)                                       86,429         714          28,278         234         114,707         948
Banca Intesa SpA                                         67,264         206              --          --          67,264         206
Banca Monte dei Paschi di
 Siena SpA (b)                                               --          --          63,225         205          63,225         205
ENI - Ente Nazionale Idrocarburi (b)                     49,321         784             694          11          50,015         795
Fiat SpA (b)                                                 --          --          68,575         866          68,575         866
Finmeccanica SpA                                             --          --         117,000          89         117,000          89
Marzotto SpA (b)                                             --          --          79,527         599          79,527         599
Mediaset SpA                                             28,224         218              --          --          28,224         218
Parmalat Finanziaria SpA                                     --          --          44,498         136          44,498         136
Pininfarina SpA                                              --          --           8,350         158           8,350         158
Riunione Adriatica di Sicurta SpA                            --          --           4,924          66           4,924          66
Saipem SpA                                               46,507         332              --          --          46,507         332
Snam Rete Gas SpA                                        82,759         243              --          --          82,759         243
Telecom Italia SpA - RNC (b)                                 --          --          16,750          89          16,750          89
Telecom Italia SpA (b)                                       --          --          28,291         223          28,291         223
Tod's SpA                                                    --          --             442          19             442          19
UniCredito Italiano SpA (b)                              139,661        630              --          --         139,661         630

      Japan                                (8.20%)

Asatsu-DK Inc.                                               --          --           1,600          35           1,600          35
Benesse Corporation                                          --          --          11,500         210          11,500         210
Bridgestone Corporation                                  31,400         432              --          --          31,400         432
Canon Inc.                                                8,064         304              --          --           8,064         304
FANUC LTD                                                 5,402         271              --          --           5,402         271
Fast Retailing Co., Ltd.                                     --          --           3,250          70           3,250          70
Fuji Photo Film Co., Ltd.                                    --          --             500          16             500          16
Furukawa Electric Co., Ltd. (The)                            --          --             700           3             700           3
Hitachi, Ltd.                                            54,868         354              --          --          54,868         354
Honda Motor Co., Ltd.                                     5,069         205              --          --           5,069         205
Hoya Corporation                                          3,197         232              --          --           3,197         232
Hudson Soft Co., Ltd.                                        --          --             140           1             140           1
Ito-Yokado Co., Ltd.                                     11,667         583              --          --          11,667         583
Kao Corporation                                          17,019         392              --          --          17,019         392
Marui Co., Ltd.                                          11,904         151              --          --          11,904         151
Mitsubishi Estate Company,
   Limited                                               26,646         218              --          --          26,646         218
Mitsubishi Tokyo Financial
   Group, Inc.                                               --          --              15         101              15         101
Mitsui Fudosan Co., Ltd.                                 15,596         138              --          --          15,596         138
Nikko Cordial Corporation                                    --          --         130,615         659         130,615         659
Nikon Corporation (b)                                        --          --             900          10             900          10
Nippon Broadcasting System,
    Incorporated                                             --          --          27,000         990          27,000         990
Nippon Steel Corporation                                 217,857        340              --          --         217,857         340
Nissan Motor Co., Ltd.                                   51,080         353              --          --          51,080         353
NTT DoCoMo, Inc.                                            110         270             318         782             428       1,052
Promise Company Limited                                   3,418         172              --          --           3,418         172
Rohm Company, Ltd.                                        1,034         154              --          --           1,034         154
Secom Co., Ltd.                                              --          --          22,000         1,079        22,000       1,079
SMC Corporation                                           3,216         380              --          --           3,216         380
Sony Corporation                                          7,078         373              --          --           7,078         373
Takeda Chemical Industries, Ltd.                          2,843         125          15,963         700          18,806         825
Tokyo Electric Power Company,
  Incorporated (The)                                      5,763         118              --          --           5,763         118
Tokyo Gas Co., Ltd.                                      84,982         236              --          --          84,982         236
Toshiba Corporation (a)                                      --          --             600           2             600           2
Toyota Industries Corporation (b)                            --          --          11,500         187          11,500         187
Toyota Motor Corporation                                     --          --          19,194         509          19,194         509


      Luxembourg                           (0.28%)


Arcelor (a)                                              22,357         317              --          --          22,357         317
SBS Broadcasting SA (a)                                      --          --           3,692          69           3,692          69

      Mexico                               (1.11%)

Coca-Cola Femsa SA - ADR                                     --          --          14,000         336          14,000         336
Fomento Economico Mexicano,
  S.A. de C.V. - ADR                                      5,609         220              --          --           5,609         220
Grupo Televisa SA de CV - ADR (a)                            --          --          20,378         762          20,378         762
Tubos de Acero de Mexico SA - ADR                            --          --           2,800          26           2,800          26
Wal-Mart de Mexico SA de CV - Series V                   61,824         168              --          --          61,824         168

      Netherlands                          (1.85%)

ABN AMRO Holding NV                                      11,413         207              --          --          11,413         207
Fox Kids Europe NV                                           --          --          50,375         571          50,375         571
Gucci Group NV - NY Registered Shares                     4,118         390              --          --           4,118         390
Heineken N.V.                                             9,614         421              --          --           9,614         421
Koninklijke KPN NV (a)                                       --          --          95,340         446          95,340         446
Koninklijke Philips Electronics
  NV - NY Registered Shares                              13,770         380              --          --          13,770         380
United Pan-Europe Communications NV (a)                      --          --          22,000           2          22,000           2
Wolters Kluwer N.V.                                          --          --           5,160          98           5,160          98

      Norway                               (0.01%)

Petroleum Geo-Services ASA - ADR (a)                         --          --           3,913          14           3,913          14

      Peru                                 (0.11%)

Compania de Minas Buenaventura
  SA - ADR                                                   --          --           5,862         149           5,862         149

      Portugal                             (0.17%)

Portugal Telecom, SGPS, SA -
   Registered Shares                                         --          --          11,043          78          11,043          78
Vodafone Telecel - Comunicacoes
   Pessoais, SA (a)                                          --          --          22,672         158          22,672         158

      Russia
                                           (0.53%)

Lukoil Oil Company - ADR (b)                              3,157         205              --          --           3,157         205
OAO Gazprom - ADR                                        17,268         283              --          --          17,268         283
Surgutneftegaz - ADR                                     11,921         234              --          --          11,921         234

      Singapore                            (0.19%)

Singapore Airlines Limited                              36,173         264              --          --          36,173         264

      South Africa                         (1.97%)

Anglogold Ltd. - ADR (b)                                     --          --           5,817         152           5,817         152
Durban Roodepoort Deep,
   Limited - ADR (a)                                         --          --          48,857         208          48,857         208
Gold Fields Limited - ADR                                    --          --          28,294         317          28,294         317
Harmony Gold Mining Company Limited                          --          --         122,765         1,686       122,765       1,686
Harmony Gold Mining Company
  Limited - ADR                                              --          --          23,452         317          23,452         317

      South Korea                          (1.72%)

Hyundai Motor Company Limited                                --          --          11,040         332          11,040         332

Korea Electric Power Corporation                         11,342         208              --          --          11,342         208
LG Electronics, Inc. (a)                                 11,086         443              --          --          11,086         443
POSCO - ADR                                                  --          --          25,450         694          25,450         694
Samsung Electro-Mechanics Co., Ltd.                       2,652         129              --          --           2,652         129
Samsung Electronics Co., Ltd.                               913         250              --          --             913         250
Samsung Fire & Marine Insurance Co., Ltd.                   860          53              --          --             860          53
SK Telecom Co., Ltd. - ADR                                9,153         227              --          --           9,153         227

      Spain                                (1.20%)

Altadis, SA                                              25,732         530           4,924         102          30,656         632
Amadeus Global Travel Distribution SA                    31,807         203              --          --          31,807         203
Banco Popular Espanol SA                                  4,168         184              --          --           4,168         184
Fomento de Construcciones y
  Contratas, SA                                              --          --           8,832         215           8,832         215
Gas Natural SDG, SA                                          --          --           2,071          40           2,071          40
Grupo Ferrovial, SA                                       7,997         218              --          --           7,997         218
Telefonica SA (a)                                            --          --             771           6             771           6
Terra Networks SA (a) (b)                                    --          --          22,477         127          22,477         127

      Sweden                               (0.67%)

Nordea AB                                                29,209         159              --          --          29,209         159
Sandvik AB                                                5,689         142              --          --           5,689         142
Securitas AB - Class B                                   29,548         606              --          --          29,548         606

      Switzerland                          (2.87%)

Adecco SA - Registered Shares                             8,167         484              --          --           8,167         484
Clariant AG                                               4,000          95              --          --           4,000          95
Converium Holding AG (a)                                     --          --           2,100         108           2,100         108
Credit Suisse Group (a)                                  10,065         319              --          --          10,065         319
Nestle SA - Registered Shares                             3,237         753              --          --           3,237         753
Novartis AG                                              17,861         784           8,750         384          26,611       1,168
Roche Holding AG                                          4,789         361              --          --           4,789         361
Swatch Group AG (The) (b)                                 8,217         155              --          --           8,217         155
Swatch Group AG (The) - Class B                              --          --           1,055          94           1,055          94
Swiss Reinsurance Company
   - Registered Shares                                       --          --             788          77             788          77
Swisscom AG - Registered Shares                             811         235             195          57           1,006         292


      United Kingdom                       (10.18%)

Alliance & Leicester PLC                                 22,755         287              --          --          22,755         287
AMVESCAP PLC                                              9,791          80              --          --           9,791          80
BAE Systems PLC                                              --          --          10,384          53          10,384          53
Barclays PLC                                             68,167         573              --          --          68,167         573
Boots Company PLC (The)                                      --          --           4,142          41           4,142          41
BP PLC                                                       --          --          26,560         223          26,560         223
BPB PLC                                                  21,764         116              --          --          21,764         116
British Sky Broadcasting Group PLC (a)                   31,472         301          20,896         200          52,368         501
BT Group PLC                                                 --          --         147,451         566         147,451         566
Capita Group PLC (The)                                   27,647         131              --          --          27,647         131
Daily Mail and General Trust PLC                         22,259         213              --          --          22,259         213
Diageo PLC                                               85,663       1,113          10,083         131          95,746       1,244
EMAP PLC                                                  9,289         116              --          --           9,289         116
Exel PLC                                                 34,599         440              --          --          34,599         440
Filtronic PLC                                                --          --          35,200          77          35,200          77
GKN PLC                                                  77,158         362              --          --          77,158         362
GUS PLC                                                  54,173         497              --          --          54,173         497
Hilton Group PLC                                        116,941         407          61,860         215         178,801         622
HSBC Holdings PLC                                        37,091         426             312           4          37,403         430
Imperial Chemical Industries PLC                         55,418         269              --          --          55,418         269
International Power PLC (a)                              66,500         170              --          --          66,500         170
Marks and Spencer Group PLC                             180,673       1,027              --          --         180,673       1,027
MmO2 PLC (a)                                                 --          --         253,694         162         253,694         162

National Grid Group PLC (The)                                --          --          24,975         177          24,975         177
Next PLC                                                 26,257         373              --          --          26,257         373
Pearson PLC                                              10,696         106              --          --          10,696         106
Prudential PLC                                               --          --           4,142          38           4,142          38
Rank Group PLC (The)                                         --          --          34,289         140          34,289         140
Reckitt Benckiser PLC                                    42,342         759              --          --          42,342         759
Reed International PLC                                   70,495         669              --          --          70,495         669
Rentokil Initial PLC                                    149,532         608              --          --         149,532         608
Reuters Group PLC                                            --          --             125           1             125           1
Royal Bank of Scotland Group PLC (The)                   40,078       1,136              --          --          40,078       1,136
Schroders PLC                                             6,949          62              --          --           6,949          62
Scottish and Southern Energy PLC                             --          --           7,000          69           7,000          69
Six Continents PLC                                           --          --           8,170          83           8,170          83
Smith & Nephew PLC                                       42,557         236              --          --          42,557         236
Stolt Offshore SA (a)                                        --          --          27,200         145          27,200         145
United Business Media PLC                                    --          --             274           2             274           2
Vodafone Group PLC                                           --          --          31,756          44          31,756          44
Willis Group Holdings Limited (a) (b)                    12,064         397              --          --          12,064         397
Wolseley PLC                                             22,184         225              --          --          22,184         225
WPP Group PLC                                            44,508         376              --          --          44,508         376

      United States                        (16.18%)

ACME Communications, Inc. (a)                                --          --           3,294          24           3,294          24
Adelphia Communications
   Corporation - Class A (a) (b)                             --          --           3,198         (c)           3,198         (c)
Agere Systems Inc. - Class B (a)                             --          --          32,708          49          32,708          49
Agere Systems Inc. (a)                                       --          --           1,331           2           1,331           2
Allied Waste Industries, Inc. (a)                            --          --          13,770         132          13,770         132
ALLTEL Corporation                                           --          --           4,735         223           4,735         223
AOL Time Warner Inc. (a)                                     --          --          20,143         296          20,143         296
Archer Daniels Midland Co.                                   --          --          30,500         390          30,500         390
AT&T Corp.                                                   --          --          61,175         655          61,175         655
AT&T Wireless Services, Inc. (a) (b)                         --          --         154,269         902         154,269         902
Beasley Broadcast Group, Inc. -
   Class A (a)                                               --          --             390           6             390           6
Belo (A.H.) Corporation - Class A                            --          --           1,564          35           1,564          35
Blockbuster Inc. - Class A                                   --          --          10,868         292          10,868         292
Bristol-Myers Squibb Co.                                     --          --           5,863         151           5,863         151
Broadwing Inc. (a)                                           --          --          91,955         239          91,955         239
Cablevision Systems Corporation -
    Class A (a) (b)                                          --          --          52,464         496          52,464         496
Cablevision Systems Corporation
 - Rainbow Media Group (a) (b)                               --          --          28,387         248          28,387         248
Callaway Golf Company (b)                                    --          --          13,000         206          13,000         206
Caremark Rx, Inc. (a) (b)                                    --          --          11,727         193          11,727         193
Cendant Corp. (a) (b)                                        --          --          23,454         372          23,454         372
Centennial Communications Corp. (a)                          --          --           9,375          23           9,375          23
CenturyTel, Inc.                                             --          --           2,003          59           2,003          59
Charter Communications, Inc. (a) (b)                         --          --           3,473          14           3,473          14
Citizens Communications Company (a) (b)                      --          --             977           8             977           8
CMGI, Inc. (a)                                               --          --          12,500           6          12,500           6
CMS Energy Corporation (b)                                   --          --           1,368          15           1,368          15
Coach, Inc. (a)                                              --          --          14,675         806          14,675         806
Comcast Corporation - Class A (a) (b)                        --          --           1,530          36           1,530          36
Constellation Brands, Inc. (a)                               --          --             390          12             390          12
Crown Media Holdings, Inc. (a)                               --          --           6,611          52           6,611          52
Cumulus Media Inc. (a)                                       --          --          29,883         412          29,883         412
Delphi Automotive Systems Corporation                        --          --          33,850         447          33,850         447
Devon Energy Corporation (b)                                 --          --          14,925         736          14,925         736
Diversinet Corp. - Units (d)                                 --          --          97,000          27          97,000          27
Diversinet Corp. - warrants                                  --          --          72,750         (c)          72,750         (c)
Dobson Communications Corporation -
  Class A (a)                                                --          --           6,903           6           6,903           6
DPL Inc. (b)                                                 --          --          12,911         341          12,911         341
Duke Energy Corporation                                      --          --             141           4             141           4
El Paso Corporation                                          --          --          11,727         242          11,727         242
EMC Corporation (a)                                          --          --           9,000          68           9,000          68
Equitable Resources, Inc.                                    --          --           6,179         212           6,179         212
Fisher Communications, Inc.                                  --          --             977          57             977          57
Fleming Companies, Inc. (b)                                  --          --           1,954          35           1,954          35
Freeport-McMoRan Copper & Gold Inc. -
   Class B (a) (b)                                           --          --          11,699         209          11,699         209
Gemstar-TV Guide International, Inc. (a)                     --          --          85,148         459          85,148         459
General Motors Corporation - Class H (a)                     --          --           4,739          49           4,739          49
Granite Broadcasting Corporation (a)                         --          --           9,773          24           9,773          24
Gray Communications Systems, Inc. -
   Class B                                                   --          --             332           4             332           4
Greek Organization of Football
   Prognostics                                               --          --           2,087          19           2,087          19

Hain Celestial Group, Inc. (The) (a)                         --          --           1,577          29           1,577          29
Heinz (H.J.) Company                                         --          --             782          32             782          32
Hewlett-Packard Company                                      --          --          11,125         170          11,125         170
Honeywell International Inc.                                 --          --          18,000         634          18,000         634
Interep National Radio Sales, Inc. (a)                       --          --           8,202          32           8,202          32
Knight-Ridder, Inc.                                          --          --             860          54             860          54
L-3 Communications Holdings, Inc. (a)(b)                     --          --          19,400       1,049          19,400       1,049
Leap Wireless International, Inc. (a)(b)                     --          --          37,078          40          37,078          40
Liberty Media Corporation - Class A (a)                      --          --          87,647         876          87,647         876
Lockheed Martin Corporation                                  --          --           5,100         354           5,100         354
Loral Space & Communications Ltd. (a)                        --          --         101,975         101         101,975         101
Lucent Technologies Inc. (a) (b)                             --          --         123,634         205         123,634         205
ManTech International Corporation -
   Class A (a)                                               --          --           7,200         173           7,200         173
Mattel, Inc.                                                 --          --          11,726         247          11,726         247
McLeodUSA Incorporated - Class A -
   escrow                                                    --          --          20,000         (c)          20,000         (c)
McLeodUSA Incorporated - Class A (a)                         --          --           1,171         (c)           1,171         (c)
Newmont Mining Corporation (b)                               --          --           9,770         257           9,770         257
Nextel Communications, Inc. -
   Class A (a)                                               --          --          77,344         248          77,344         248
NTL Incorporated (a)                                         --          --          21,000           1          21,000           1
Oracle Corporation (a)                                       --          --          51,630         489          51,630         489
Paxson Communications Corporation (a)                        --          --          18,811         103          18,811         103
Peabody Energy Corporation                                   --          --             586          17             586          17
Pepsi Bottling Group, Inc. (The)                             --          --          12,100         373          12,100         373
PPL Corporation                                              --          --          11,558         382          11,558         382
Qwest Communications International
   Inc. (a)                                                  --          --          19,546          55          19,546          55
Reader's Digest Association, Inc.
   (The) - Class A                                           --          --           1,148          22           1,148          22
RGS Energy Group, Inc. (b)                                   --          --          12,911         506          12,911         506
Ross Stores, Inc.                                            --          --          11,000         448          11,000         448
Rural Cellular Corporation -
   Class A (a)                                               --          --          29,503          31          29,503          31
SBC Communications Inc.                                      --          --           1,185          36           1,185          36
Schering-Plough Corporation                                  --          --           5,863         144           5,863         144
Scripps (E.W.) Company (The)                                 --          --             782          60             782          60
Sinclair Broadcast Group, Inc. -
   Class A (a)                                               --          --          21,134         305          21,134         305
Sprint Corporation (FON Group)                               --          --          11,990         127          11,990         127
Telephone and Data Systems, Inc.                             --          --          11,891         720          11,891         720
Tennant Company                                              --          --             391          15             391          15
Texas Instruments Incorporated                               --          --          16,000         379          16,000         379
Ticketmaster - Class B (a)                                   --          --          20,126         377          20,126         377
Transocean Inc.                                           8,675         270              --          --           8,675         270
Travelers Property Casualty Corp. -
   Class A (a) (b)                                           --          --          15,100         267          15,100         267
Tribune Company                                              --          --             586          25             586          25
United States Cellular Corporation (a)                       --          --          14,135         360          14,135         360
UnitedGlobalCom, Inc. - Class A (a)                          --          --          48,131         132          48,131         132
USA Networks, Inc. (a) (b)                                   --          --          21,275         499          21,275         499
ValueVision International, Inc. -
   Class A (a)                                               --          --           2,400          44           2,400          44
Verizon Communications, Inc.                                 --          --           3,586         144           3,586         144
Viacom, Inc. - Class A (a)                                   --          --             977          43             977          43
Viacom, Inc. - Class B (a)                                   --          --          13,450         597          13,450         597
Washington Post Company (The) - Class B                      --          --             578         315             578         315
Waste Management, Inc.                                       --          --          14,049         366          14,049         366
Western Wireless Corporation -
   Class A   (a) (b)                                         --          --           6,829          22           6,829          22
Williams Companies, Inc. (The)                               --          --          13,681          82          13,681          82
WorldCom, Inc. - MCI Group (b) (d)                           --          --          24,920         (c)          24,920         (c)
Wyeth                                                        --          --           1,954         100           1,954         100
Young Broadcasting Inc. - Class A (a)                        --          --          19,364         344          19,364         344
                                                                    -------                     -------                     -------
    Total Common Stocks
    (cost: $102,626)                                                 44,092                      48,978                      93,070
                                                                    -------                     -------                     -------

    Total Investment Securities
    (cost: $103,299)                                                $44,092                     $49,637                     $93,729
                                                                    -------                     -------                     -------


SUMMARY:                                                        % of TNA                    % of TNA                   % of TNA
                                                       -------------------------       ---------------------     ------------------
    Investments, at market value                           91.38%      $  44,092         56.59%     $ 49,637      68.94%   $ 93,729
    Other assets in excess of liabilities                   8.62%          4,160         43.41%       38,076      31.06%     42,236

                                                          ------       ---------        ------      --------     ------    --------
Net assets                                                100.00%      $  48,252        100.00%     $ 87,713     100.00%   $135,965
                                                          ======       =========        ======      ========     ======    ========

FORWARD FOREIGN CURRENCY CONTRACTS:

                                                  Amount in                                                 Amount in
                                                     U.S.          Net         Amount in         Net           U.S.         Net
                                                    Dollars     Unrealized    U.S. Dollars    Unrealized     Dollars    Unrealized
                     Bought        Settlement      Bought     Appreciation       Bought      Appreciation    Bought   Appreciation
Currency             (Sold)           Date         (Sold)    (Depreciation)      (Sold)     (Depreciation)   (Sold)   (Depreciation)
--------             ------        ----------     ---------  --------------   ------------  --------------  --------- --------------
Australian Dollar       (44)       07/01/2002     $ (25)          $--            $ --           $  --       $ (25)         $--
British Pound            36        07/01/2002        --            --              55              --          55           --
British Pound           (33)       07/01/2002       (50)           --              --              --         (50)          --
Danish Krone           (192)       07/01/2002       (25)           --              --              --         (25)          --
Euro Dollar              49        07/01/2002        --            --              48              --          48           --
Euro Dollar              20        07/02/2002        --            --              19              --          19           --
Euro Dollar             (45)       07/02/2002       (44)           --              --              --         (44)          --
Euro Dollar            (338)       07/01/2002      (334)           --              --              --        (334)          --
Japanese Yen         (2,320)       07/02/2002       (19)           --              --              --         (19)          --
Japanese Yen        (10,445)       07/01/2002       (87)            1              --              --         (87)           1
Swiss Franc             190        07/02/2002       128            (1)             --              --         128           (1)
Swiss Franc              28        07/01/2002        19            --              --              --          19           --
                                                  -----           ---            ----           -----       -----          ---
                                                  $(437)          $--            $122           $  --       $(315)         $--
                                                  =====           ===            ====           =====       =====          ===

NOTES TO SCHEDULE OF INVESTMENTS:
(a)   No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan. The market value at June 30, 2002 of all securities on loan is $11,254. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c)   Market value is less than $ 1.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(e)   NTL Incorporated is currently in default on interest payments.


DEFINITIONS:

ADR   American Depositary Receipt
GDR   Global Depository Receipt
RNC   Saving Non-Convertible Shares
The notes to the pro-forma financial statements are an integral part of this report.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
June 30, 2002
All amounts (except per share amounts) in thousands



                                                              American
                                                               Century          Gabelli
                                                            International    Global Growth      Adjustments   Pro Forma Fund
                                                            -------------    -------------      -----------   --------------
ASSETS:

  Investments in securities, at cost                           $ 43,582        $  59,717        $       --       $ 103,299
                                                               ========        =========        ==========       =========
  Foreign cash, at cost                                        $     --        $      --        $       --       $      --
                                                               ========        =========        ==========       =========

  Investments in securities, at market value                   $ 44,092        $  49,637        $       --       $  93,729
  Cash                                                            4,031           37,676                --          41,707
  Foreign cash                                                       --               --                --              --
  Cash collateral for securities on loan                          2,569            9,369                --          11,938
  Receivables:
    Securities sold                                                 993              906                --           1,899
    Interest                                                          2               26                --              28
    Dividends                                                       104               76                --             180
    Dividend reclaims receivable                                     28               14                --              42
    Foreign currency contracts                                        1               --                --               1
    Other                                                            13               34                --              47
                                                               --------        ---------        ----------       ---------

      Total assets                                             $ 51,833        $  97,738        $       --       $ 149,571
                                                               --------        ---------        ----------       ---------


Liabilities:

  Securities purchased                                              822              129                --             951
  Accounts payable and accrued liabilities:
    Investment advisory fees                                         36               72                --             108
    Due to custodian                                                129              414                --             543
    Dividends to shareholders                                        --               --                --              --
    Deposits for securities on loan                               2,569            9,369                --          11,938
    Foreign currency contracts                                        1               --                --               1
    Other accrued liabilities                                        24               41                --              65
                                                               --------        ---------        ----------       ---------

      Total liabilities                                        $  3,581        $  10,025        $       --       $  13,606
                                                               --------        ---------        ----------       ---------

        Net assets                                             $ 48,252        $  87,713        $       --       $ 135,965
                                                               ========        =========        ==========       =========


Net Assets Consists of:

  Capital stock shares authorized                                50,000           50,000                --          50,000
                                                               ========        =========        ==========       =========

  Capital stock ($.01 par value)                               $     66        $     121        $       (1)(a)   $     186
  Additional paid-in capital                                     61,654          102,699                  1(a)     164,354
  Accumulated net investment income (loss)                          401              318                --             719
  Accumulated realized gain (loss) on
    investment securities, option contracts, futures
    contracts and foreign currency transactions                 (14,377)          (5,354)               --         (19,731)
  Net unrealized appreciation (depreciation) on:
    Investment securities                                           510          (10,080)               --          (9,570)
    Futures contracts                                                --               --                --              --
    Foreign currency transactions                                    (2)               9                --               7
                                                               --------        ---------        ----------       ---------

  Net assets applicable to outstanding shares of capital       $ 48,252        $  87,713        $       --       $ 135,965
                                                               ========        =========        ==========       =========

  Shares outstanding                                              6,601           12,140         (139) (a)          18,602
                                                               ========        =========        ==========       =========

  Net asset value and offering price per share                 $   7.31        $    7.23        $       --       $    7.31
                                                               ========        =========        ==========       =========

Amounts shown as " - " represent amounts that are zero or those that round to less than $1,000.

The notes to the pro-forma financial statements are an integral part of this report.

PRO FORMA STATEMENT OF OPERATIONS (unaudited)
For the twelve months ended June 30, 2002
All amounts in thousands


                                                                      American         Gabelli
                                                                       Century          Global                         Pro Forma
                                                                    International       Growth      Adjustments            Fund
                                                                    -------------      --------     -----------        -----------
  Investment Income:

     Interest                                                          $     85        $    415        $  --           $    500
     Dividends                                                              708             528           --              1,236
     Foreign tax withheld                                                   (89)            (41)          --               (130)
                                                                       --------        --------        -----           --------
          Total investment income                                           704             902           --              1,606
                                                                       --------        --------        -----           --------

  Expenses:

     Investment advisory fees                                               349             692          (28)(b)          1,013
     Printing and shareholder reports                                        47              61           --                108
     Custody fees                                                           220              75           (8)(c)            287
     Administrative service fees                                             12              16           --                 28
     Legal fees                                                               4               5           --                  9
     Auditing and accounting fees                                            11               7           (4)(d)             14
     Directors fees                                                           3               4           --                  7
     Registration fees                                                       --              --           --                  0
     Other fees                                                               2               4           --                  6
                                                                       --------        --------        -----           --------
          Total expenses                                                    648             864          (40)             1,472

     Less:
          Advisory fee waiver and expense reimbursement                     126              34         (222)(e)              0
          Fees paid indirectly                                               --              --           --                  0
                                                                       --------        --------        -----           --------
            Net expenses                                                    522             830          182              1,472
                                                                       --------        --------        -----           --------

     Net investment income (loss)                                           182              72         (182)               134
                                                                       --------        --------        -----           --------

  Realized and Unrealized Gain (Loss):

     Net realized gain (loss) on:
          Investment securities and option contracts                    (11,981)         (4,928)          --            (16,909)
          Futures contracts                                                  --              --           --                  0
          Foreign currency transactions                                    (112)            (22)          --               (134)
                                                                       --------        --------        -----           --------

            Total net realized gain (loss)                              (12,093)         (4,950)          --            (17,043)
                                                                       --------        --------        -----           --------

     Change in unrealized appreciation (depreciation) on:
          Investment securities and option contracts                      6,041          (7,431)          --             (1,390)
          Futures contracts                                                  --              --           --                  0
          Foreign currency transactions                                      --               9           --                  9
                                                                       --------        --------        -----           --------

            Total change in unrealized appreciation
              (depreciation)                                              6,041          (7,422)          --             (1,381)
                                                                       --------        --------        -----           --------

     Net gain (loss) on investment securities, option contracts,
          futures contracts and foreign currency transactions            (6,052)        (12,372)          --            (18,424)
                                                                       --------        --------        -----           --------

          Net increase (decrease) in net assets resulting from
              operations                                               $ (5,870)       $(12,300)       $(182)          $(18,290)
                                                                       ========        ========        =====           ========

     The notes to the pro-forma financial statements are an integral part of this report.

REORGANIZATION BETWEEN GABELLI GLOBAL GROWTH AND AMERICAN CENTURY INTERNATIONAL
I.

II.

III.     PRO FORMA NOTES TO THE FINANCIAL STATEMENTS

At June 30, 2002
(all amounts in thousands)
(unaudited)

IV.      NOTE 1 - GENERAL

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transfer of substantially all of the assets of the Gabelli Global Growth portfolio (the "Portfolio") to the American Century International portfolio (the "Acquiring Portfolio") in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of substantially all of the liabilities of the Portfolio as described elsewhere in this proxy statement/prospectus.

The "Pro Forma Portfolio" as identified in these financial statements represents the combined portfolio after the merger, with the Acquiring Portfolio treated as the accounting survivor for financial reporting purposes. Management believes the Acquiring Portfolio to be the accounting survivor because this portfolio's investment objective/style, fee and expense structure, and sub-advisor/portfolio manager would all remain in tact with the combined portfolio.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Portfolio for shares of the Acquiring Portfolio will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Portfolio in exchange for shares of the Acquiring Portfolio at net asset value. The unaudited pro forma Schedule of Investments and the unaudited Pro Forma Statement of Assets and Liabilities have been prepared as though the acquisition had been effective on June 30, 2002. The unaudited pro forma Statement of Operations has been prepared as though the acquisition had been effective July 1, 2001 to report operations for the twelve months ended June 30, 2002.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and portfolio of investments of the Portfolio and the Acquiring Portfolio, which are included in their respective semi-annual reports dated June 30, 2002.

NOTE 2  - PRO FORMA ADJUSTMENTS

The Pro Forma adjustments below reflect the impact of the merger.

(a) To adjust shares outstanding of the Pro Forma Portfolio based on combining the Portfolio at the Acquiring Portfolio's net asset value.

(b) To restate advisory fees using the advisory fee rates for the Acquiring Portfolio for the Pro Forma Portfolio's average daily net assets.

(c)      To remove duplicate Custody fees.

(d)      To remove duplicate Auditing and accounting fees.

(e) To remove Advisory fee waiver and expense reimbursements which the Pro Forma Portfolio would not incur.

No adjustments have been made to investments owned on the Schedules of Investments as the investments of the Pro Forma Portfolio are not unsuitable and do not violate the investment objectives of the Acquiring Portfolio.

NOTE 3  -  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers") is the investment adviser for the Acquiring Portfolio. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services") provides the Acquiring Portfolio with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Acquiring Portfolio's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

INVESTMENT ADVISORY FEES

The Acquiring Portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the Acquiring Portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the Acquiring Portfolio's normal operating expenses exceed the stated annual limit.

                  ADVISORY FEE              EXPENSE LIMIT

                     1.00%                      1.50%*

* If the Reorganization is approved, the expense cap of Acquiring Fund will be lowered to 0.85% on May 1, 2003, upon effectiveness of the merger.

AEGON/Transamerica Advisers receives compensation for its services at 1.00% of the first $50 million of the portfolio's average daily net assets; .95% of average daily net assets over $50 million up to $150 million; .90% of average daily net assets over $150 million up to $500 million; and .85% of average daily net assets in excess of $500 million.

B.  SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with American Century Investment Management, Inc. ("American Century") to provide investment services to the Acquiring Portfolio and compensates American Century as described in the Fund's Statement of Additional Information.

American Century may occasionally place Acquiring Portfolio business with affiliated brokers of AEGON/Transamerica Advisers or American Century. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or American Century during the twelve-month period ended June 30, 2002.

V.       C.  Administrative Services


The Acquiring Portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

VI.

VII.     D.  Plan of Distribution

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Acquiring Portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of Acquiring Portfolio's shares, amounts equal to actual expenses associated with distributing such shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the Acquiring Portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the Acquiring Portfolio before April 30, 2003. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

VIII.    E.  Deferred Compensation Plan

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2002 are included in Net assets in the accompanying Statements of Assets and Liabilities.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

A policy of insurance covering ATFA, its subsidiaries, AFSG and all of the registered investment companies advised by ATFA insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Article VI of the Registrant's By-Laws provides in relevant part as follows:

        Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnity") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking,
        (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.


Item 16.      Exhibits

(1) Articles of Incorporation and all amendments are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post Effective Amendment No. 23 as filed with the SEC on April 19, 1996.
(2) Bylaws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 25 as filed with the SEC on October 17, 1996.
(3)      Not Applicable
(4) Agreement and Plan of Reorganization is filed herewith as Appendix A to the Proxy Statement/Prospectus.
(5)      See Exhibits 1 and 2.
(6) Investment Advisory Agreement is incorporated herein by reference to Registrant's Registration Statement on form N-1A (File 33-507), Post-Effective Amendment No. __ as filed with the SEC on _____________.
(7) Distribution Agreement is incorporated herein by reference to Registrants Registration Statement on form N-1A (File 33-507, Post-Effective Amendment No. 36 as filed with the SEC on April 27, 1999.

(8) Directors' Deferred Compensation Plan is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-507), Post-Effective Amendment No. 23 as filed with the SEC on April 19, 1996.
(9) Form of Custodian Agreement - Investors Bank & Trust Company is incorporated herein by reference to Registrants Registration Statement on form N-1A (File 33-507), Post-Effective Amendment No. 26 as filed with the SEC on December 26, 1996.
(10) (a) Brokerage Enhancement Plan is incorporated herein by reference to Registrants Registration Statement on form N-1A (File 33-507), Post-Effective Amendment No. 53 as filed with the SEC on August
         16, 2002.
         (b) Distribution Plan is incorporated herein by reference to Registrants Registration Statement on form N-1A (File 33-507), Post-Effective Amendment No. 29 as filed with the SEC on June 30, 1997.
         (c) Expense Limitation Agreement is filed herewith.
(11)     Opinion of Counsel is filed herewith.
(12) Opinion and Consent of Counsel supporting tax matters and consequences (to be filed by amendment).
(13) Administrative Services Agreement is incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File 33-507), Post-Effective Amendment No. 26 as filed with the SEC on December 26, 1996.
(14)     Consent of Independent Certified Public Accountants is filed herewith.
(15)     Not Applicable
(16)     Powers of Attorney for the Registrant are filed herewith.
(17)     (a) Form of Voting Instruction Form is filed herewith.
         (b) The Registrant's Annual Report, dated December 31, 2001, and Semi-Annual Report Dated June 30, 2002, are incorporated herein by reference.


Item 17.      Undertakings

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and State of Florida on the 27th day of January, 2002.

                                      AEGON/Transamerica Series Fund, Inc.

                                      By:/s/ Brian C. Scott
                                         -----------------------------------
                                         Brian C. Scott*
                                         President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            Signature                                             Title                                          Date
            ---------                                             -----                                          ----

                                                  President and Chief Executive Officer                    January 27, 2003
----------------------------------
Brian C. Scott*


                                                          Director and Chairman                            January 27, 2003
----------------------------------
John R. Kenney*


                                                       Director and Vice Chairman                          January 27, 2003
----------------------------------
Peter R. Brown*


                                                                Director                                   January 27, 2003
----------------------------------
Larry N. Norman*


                                                                Director                                   January 27, 2003
----------------------------------
Daniel Calabria*


                                                                Director                                   January 27, 2003
----------------------------------
Charles C. Harris*


                                                                Director                                   January 27, 2003
----------------------------------
William W. Short, Jr.*


                                                                Director                                   January 27, 2003
----------------------------------
Leo J. Hill*


                                                                Director                                   January 27, 2003
----------------------------------
Janice B. Case*


                                                                Director                                   January 27, 2003
----------------------------------
Russell A. Kimball, Jr.*


/s/ John K. Carter
----------------------------------
* John K. Carter, as Attorney in-
Fact

                                  EXHIBIT INDEX



(10)(c)   Expense Limitation Agreement
(11)      Opinion of Counsel
(14)      Consent of Independent Certified Public Accountants
(16)      Powers of Attorney for ATSF
(17)(a)   Voting Instruction Form